*  Application to be filed with the Securities and Exchange
     Commission, pursuant to Exchange Act Rule 24b-2, for confidential treatment of certain portions of this exhibit.

                                              EXECUTION COPY



___________________________________________________________________


                 SECOND AMENDED AND RESTATED

                        AGREEMENT TO

                     ACQUIRE AND CHARTER

                        By and Among

               AMERICAN PRESIDENT LINES, LTD.,
                                           Transferor,

                M.V. PRESIDENT KENNEDY, LTD.,
                 M.V. PRESIDENT ADAMS, LTD.,
                M.V. PRESIDENT JACKSON, LTD.,
                 M.V. PRESIDENT POLK, LTD.,
                M.V. PRESIDENT TRUMAN, LTD.,
                   APL SHIPHOLDINGS, LTD.,
                                           Transferees,

               KREDITANSTALT FUR WIEDERAUFBAU
                   (as Agent and Lender),

                   COMMERZBANK AG, HAMBURG
                    (as Syndicate Agent),

                COMMERZBANK AG (KIEL BRANCH),
                 DRESDNER BANK AG (HAMBURG),
                  VEREINS-und WEST BANK AG,
                   DEUTSCHE SCHIFFSBANK AG
          NORDDEUTSCHE LANDESBANK-GIROZENTRALE and
         DEUTSCHE VERKEHRS-BANK AG (HAMBURG BRANCH)
           BANQUE INTERNATIONALE A LUXEMBOURG S.A.
                     (as the Syndicate)




                   Dated September 1, 1995
________________________________________________________________

                      TABLE OF CONTENTS

                                                        Page

RECITALS                                                       1

SECTION 1.      DEFINITIONS                                    4

SECTION 2.      TRANSFER AND CHARTER OF THE VESSELS            6

SECTION 3.      CONDITIONS PRECEDENT TO A TRANSFEREE'S
                OBLIGATIONS ON A DELIVERY DATE                 7

SECTION 4.      REPRESENTATIONS AND WARRANTIES OF TRANSFEREES 10

SECTION 5.      COVENANTS                                     14

SECTION 6.      RELEASE OF A TRANSFEREE                       18

SECTION 7.      THIRD PARTY VESSEL EXCHANGE                   18

SECTION 8.      NOTICES                                       19

SECTION 9.      COUNTERPARTS                                  19

SECTION 10.     MODIFICATION                                  19

SECTION 11.     SUCCESSORS AND ASSIGNS                        19

SECTION 12.     GOVERNING LAW                                 19

SECTION 13.     ASSIGNMENT                                    20

SECTION 14.     SEVERABILITY                                  20

SECTION 15.     TABLE OF CONTENTS; HEADINGS                   20

SCHEDULE 1      List of Transferees
SCHEDULE 2      List of Syndicate Banks

EXHIBIT   A     Form  of  Charter  (Vessel  transferred   to Transferee
                by Original Owner)
EXHIBIT   A-1   Form  of  Charter  (Vessel  transferred   to Transferee
                by Transferor)
EXHIBIT  B-l    Form  of  HDW  Certificate  of  Delivery   and Acceptance
EXHIBIT  B-2    Form  of Daewoo Certificate  of  Delivery  and Acceptance
EXHIBIT   C     Form  of  Charter  Assignment/Second  Charter Assignment
                and Consent
EXHIBIT D       Form of Charter Guarantee

                 SECOND AMENDED AND RESTATED
              AGREEMENT TO ACQUIRE AND CHARTER


      THIS SECOND AMENDED AND RESTATED AGREEMENT TO ACQUIRE AND CHARTER (this "Acquisition Agreement") is made and entered into as of this 1st day of September, 1995 by and among (i) AMERICAN PRESIDENT LINES, LTD., a Delaware corporation (the "Transferor"); (ii) the six corporations listed on Schedule 1 attached hereto (collectively, the "Transferees" and each, individually, a "Transferee"); (iii) KREDITANSTALT FUR WIEDERAUFBAU ("KfW"), a public law corporation incorporated in the Federal Republic of Germany;
(iv) COMMERZBANK AG, HAMBURG, a banking corporation incorporated in the Federal Republic of Germany (the "Syndicate Agent)"; and (v) the banks listed in Schedule 2 attached hereto (each a "Syndicate Member" and, collectively, the "Syndicate").

       This Acquisition Agreement amends, restates and supersedes in its entirety that certain Agreement to Acquire and Charter dated March 14, 1994 among the parties hereto, which Agreement was previously amended and restated in its entirety pursuant to that certain Amended and Restated Agreement to Acquire and Charter dated May 19, 1995 among the parties hereto and acknowledged by APL Newbuildings, Ltd., a Nevada corporation (collectively, the "Old AAC").

RECITALS:

      A. The Transferor has contracted to purchase three (3) container vessels (the "HDW Vessels") from Howaldeswerke-Deutsche Werft AG ("HDW'') as is more specifically set forth in a certain Shipbuilding Agreement dated May 10, 1993, as amended (the OHDWO Shipbuildinq Agreement"), between the Transferor and HDW.

     B. The three (3) HDW Vessels have been or will be named as follows: (i) APL CHINA (Builder's Hull No. 297), (ii) APL
JAPAN  (Builder's  Hull  No. 298)  and  (iii)  APL  THAILAND
(Builder's Hull No. 299).

     C. The Transferor has also contracted to purchase three
(3) container vessels (the "Daewoo Vessels") from Daewoo Shipbuilding & Heavy Machinery Ltd. ("Daewoo") as is more specifically set forth in a certain Shipbuilding Agreement dated May 10, 1993, as amended (the "Daewoo Shipbuilding Agreement"), between the Transferor and Daewoo (the HDW Vessels and the Daewoo Vessels being individually referred to as a Vessel and, collectively, as the OVesselsO).

      D. The three (3) Daewoo Vessels have been or will be named as follows: (i) APL KOREA (Builder's Hull No. 4028),
(ii) APL  SINGAPORE  (Builder's Hull  No.  4029)  and  (iii)
APL PHILIPPINES (Builder's Hull No. 4033).

      E. The Transferor, KfW, the Syndicate Agent and the Syndicate entered into a Loan Agreement dated March 14, 1994, providing a loan facility in respect of the HDW Vessels and the Daewoo Vessels under which the Transferor may borrow from KfW up to * (the "HDW Tranche") for the purchase of the HDW Vessels; and may borrow from the Syndicate up to * (the "Daewoo Tranche") for the purchase of the Daewoo Vessels (said Loan Agreement, as amended by Amendment No. 1 thereto dated as of May 19, 1995 and
Amendment No. 2 thereto of even date herewith, and as the same may be further amended and supplemented from time to time in accordance with its terms, being hereinafter referred to as the "Loan Agreement").

      F. The parties hereto wish to allow the Transferor to make partial assignments of the HDW Shipbuilding Agreement or the Daewoo Shipbuilding Agreement to up to six separate Delaware corporations, each to be a wholly-owned subsidiary of American President Companies, Ltd., a Delaware corporation (the "Charter Guarantor") (such subsidiaries being referred to, collectively, as the "Original Owners" and, individually, as an "Original Owner"), each Original Owner to be partially assigned the HDW Shipbuilding Agreement or the Daewoo Shipbuilding Agreement, as the case may be, only insofar as such Agreement relates to a single Vessel; provided, however, that, as provided in the Loan Agreement, the Transferor reserves the right not to assign any Shipbuilding Agreement, but to take title directly to the relevant Vessel and either to draw down the applicable Subportion under the Loan Agreement or to transfer the Vessel to a Transferee following the Transferor's acquisition of a Vessel pursuant to an Exchange Agreement.

      G. The Original Owners, each of which is to be a Delaware corporation, will acquire the Vessels from the respective Builders as follows (if at all):

           (1)   APL   Newbuildings,   Ltd.,   a   Delaware
     corporation, to acquire APL CHINA;

           (2) APL M.V. Korea, Ltd., a Delaware corporation, to acquire APL KOREA;

           (3) APL M.V. Japan, Ltd., a Delaware corporation, to acquire APL JAPAN;

           (4) APL M.V. Singapore, Ltd., a Delaware corporation, to acquire APL SINGAPORE;

           (5)   APL   M.V.  Thailand,  Ltd.,  a   Delaware
     corporation,
     to acquire APL Thailand; and

           (6) APL M.V. Philippines, Ltd., a Delaware corporation, to acquire APL PHILIPPINES.

      H. On May 19, 1995, pursuant to the Old AAC, APL CHINA was delivered by the Builder to APL Newbuildings, Ltd., and, on the same date, APL CHINA was transferred by APL Newbuildings, Ltd. to one of the Transferees, M.V. President Kennedy, Ltd., as part of an exchange for a C-10 conbulk vessel owned by such Transferee, prior to the draw down of the Subportion relating to such Vessel by such Transferee.

     I. With respect to any of the remaining Vessels, if the Transferor so requests, the parties desire to permit the Vessel to be delivered by the applicable Builder to such Original Owner, which Original Owner would remain the owner of the Vessel and would become a "Transferee" authorized to draw down the Subportion relating to that Vessel, subject however to the execution of amendments to the Operative

Documents  mutually  acceptable  to  the  Transferor,   such
Original Owner and the Lenders as provided in Section 7(k) of the Loan Agreement.

      J. The parties also desire to permit, upon the terms and conditions set forth herein, title to each of the Vessels (other than APL CHINA) to be transferred by the Original Owner thereof to the Transferor as part of an exchange for a C-10 conbulk vessel owned by the Transferor, whereupon the Transferor would transfer the Vessel in question to the appropriate Transferee, in connection with the draw down of the Subportion relating to such Vessel by such Transferee, and such Transferee shall be permitted to draw down the Subportion applicable to its Vessel upon such transfer of the Vessel by the Transferor.

      K. Concurrently with any transfer of each Vessel to a Transferee in accordance with the terms hereof, the Transferor shall enter into a Charter for such Vessel to be so transferred, as evidenced by the execution of an HDW Charter, if the Vessel is one of the Vessels being financed under the HDW Tranche, or a Daewoo Charter, if the Vessel is one of the Vessels being financed under the Daewoo Tranche, each Charter to be in the form of (i) Exhibit A hereto, if Vessel in question is being transferred to the Transferee by the Original Owner, or (ii) Exhibit A-1 hereto, if the Vessel in question is being transferred to the Transferee by the Transferor.

      L. Concurrently with the execution of each Charter in the form of Exhibit A hereto, the Charter Guarantor shall execute and deliver to the relevant Transferee a guarantee of payment obligations of the Transferor as charterer under such Charter (it being understood that no such guarantee shall be required with respect to Charters in the form of Exhibit A-1 hereto).

     M. Concurrently with the execution and delivery of each Charter, the Transferee will assign all of its right, title and interest in and to such Charter (and, if there is one, the guarantee by the Charter Guarantor of the charter payment obligations of the Transferor) to: (i) KfW if it relates to an HDW Vessel, (ii) the Syndicate Agent and the Syndicate if it relates to a Daewoo Vessel, and (iii) KfW (as a second priority assignment) if it relates to a Daewoo Vessel, in each case as security for the Transferee's obligations under the Loan Documents.

     N. Pursuant to the Loan Agreement, the Charter Guarantor has executed and delivered to the Lenders an Amended and Restated Guarantee dated May 19, 1995, which guarantees all obligations of the Transferor and each Transferee as Borrower under the Loan Agreement and Security Documents.

      NOW, THEREFORE, in consideration of mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1.     Definitions.

          A.   The  terms  "hereof",  "herein",  "hereby",
     "hereto", "hereunder" and "herewith" refer to this Agreement as the same may be supplemented or amended.

          B. Reference to a given agreement or instrument is a reference to that agreement or instrument as originally executed, and as modified, amended, supplemented and restated through the date as of which reference is made to that agreement or instrument.

           C. All capitalized terms used in this Acquisition Agreement including the Whereas clauses hereof which are not defined herein shall have the meanings ascribed to them in the Loan Agreement and in the Schedules and Appendices to the Loan Agreement. In addition, the following capitalized terms shall have the meanings set forth below:

      "Certificate of Delivery and Acceptance" means, with respect to a given Vessel, a certificate in the form of Exhibit B-1 or Exhibit B-2, as the case may be, to this Acquisition Agreement dated on the Vessel's Delivery Date, evidencing the delivery of that Vessel to the designated Transferee and the acceptance by such Transferee.

       "Charter Assignment" means each, and "Charter Assignments" means every, first priority assignment of each HDW Charter and each Daewoo Charter by the appropriate Transferee of the Vessel relating thereto to KfW and to the Syndicate Agent and the Syndicate, respectively, as security for such Transferee's obligations as provided under the Loan Documents and in the form of Exhibit C to this Acquisition Agreement.

      "Charter Documents" means this Acquisition Agreement, the *, the Bills of Sale from the appropriate Original Owner (if applicable) and the Transferor (following a vessel exchange between the Transferor and an Original Owner), as the case may be, to the Transferee, the Certificates of Delivery and Acceptance, the Charters, the Charter Hire Guarantees, the Charter Assignments and the Second Charter Assignments; provided, however, that, if a Vessel is transferred by the Transferor (following a vessel exchange between the Transferor and an Original Owner) directly to the Transferee in accordance with the terms hereof, there shall be no Charter Hire Guarantee in respect of such Vessel.

      "Charter Hire Guarantee" means each, and "Charter Guarantees" means every, guarantee by the Charter Guarantor of the payment obligations of the Transferor under a Charter, in the form of Exhibit D to this Acquisition Agreement; provided, however, that, if a Vessel is transferred by the Transferor (following a vessel exchange between the Transferor and an Original Owner) directly to the Transferee in accordance with the terms hereof, there shall be no Charter Hire Guarantee in respect of such Vessel.

     *

     "Second Charter Assignment and Consent" means each, and "Second Charter Assignments" means every, second priority assignment of a Daewoo Charter and, if applicable, the related Charter Hire Guarantee by the Transferee of the Vessel relating thereto to KfW as security for such
Transferee's obligations under the Loan Documents with respect to the Vessel Indebtedness under the HDW Tranche in the form of Exhibit C to this Acquisition Agreement.

      "Solvent" means, with respect to any Transferee on a Delivery Date, that on such date each of the following is true as determined under generally accepted accounting principles: (i) the fair market value of the assets of the Transferee is greater than the total amount of liabilities (including contingent liabilities) of the Transferee, (ii) the present fair salable value of the assets of the Transferee is greater than the amount that will be required to pay the probable liabilities of the Transferee for its debts as they become absolute and matured, (iii) the Transferee is able to realize upon its assets and pay its debts and any other liabilities, including contingent obligations, as they mature and (iv) the Transferee does not have unreasonably small capital.

SECTION 2.     Transfer and Charter of the Vessels.

      With  respect  to any acquisition of  a  Vessel  by  a
Transferee:

           A. On the Delivery Date for such Vessel, upon the satisfaction of all conditions precedent set forth in
     Section 7 of the Loan Agreement and Sections 2 and 3 of this Acquisition Agreement, the Transferee shall acquire such Vessel from the Original Owner or the Transferor (following a vessel exchange between the
     Transferor and an Original Owner), and the Lenders shall make their Commitment available to the Transferee.

           B. The Vessel will have been registered in the name of the initial owner thereof (i.e., the Original Owner or the Transferor following a vessel exchange between the Transferor and an Original Owner, as the case may be) under the laws of the Republic of The Marshall Islands and then reregistered in the name of the Transferee under the laws of the Republic of The Marshall Islands free and clear of all liens, claims and encumbrances; provided, however, that, if such Vessel is transferred by the Original Owner to the Transferor (following a vessel exchange between the Transferor and an Original Owner), then, immediately prior to the transfer of the Vessel by the Transferor to the Transferee, the Vessel shall also have been reregistered in the name of the Transferor under the laws of the Republic of The Marshall Islands.

           C. Upon its acquisition of any Vessel pursuant to the terms hereof (following a vessel exchange between the Transferor and an Original Owner), the Transferor will execute, deliver and record a first preferred mortgage, and with respect to the Daewoo Vessels a second preferred mortgage, in substantially the form attached to the Loan Agreement, covering the Vessel in favor of the relevant Lenders.

           D. Following the acquisition of any Vessel by the relevant Transferee from the Transferor (following a vessel exchange between the Transferor and an Original Owner), and in connection with the drawdown of the relevant Subportion under the Loan Agreement, the Transferee will execute, deliver and record an assumption of the first preferred mortgage executed by the Transferor, and with respect to the Daewoo Vessels an assumption of the second preferred mortgage executed by the Transferor, in substantially the form attached to the Loan Agreement.

           E.  Simultaneously with the actions specified  in
     Section 2.C and Section 2.D, the Transferor shall charter such Vessel from the Transferee, the Transferee shall charter such Vessel to the Transferor, pursuant to the relevant Charter (it being understood that if the Vessel is transferred to the Transferee by the Transferor (following a vessel exchange between the Transferor and an Original Owner) in accordance with the terms hereof, the Charter shall be in the form of Exhibit A-1 hereto, instead of Exhibit A hereto), and the Charter Guarantor shall execute and deliver the related Charter Hire Guarantee; provided, however, that, if the Vessel is transferred by the Transferor (following a vessel exchange between the Transferor and an Original Owner) to the Transferee in accordance with the terms hereof, it is understood that no Charter Hire Guarantee shall be required.

           F. In connection with the actions specified in Sections 2.A, 2.B, 2.C and 2.D, the Transferees shall, as required in the Loan Agreement (i) execute and deliver one or more HDW Note(s) (in the case of an HDW Vessel) or one or more Daewoo Note(s) (in the case of a Daewoo Vessel), (ii) undertake all obligations as a co-borrower with joint and several liability with the other Transferees, with respect to the HDW Tranche and/or the Daewoo Tranche, as the case may be, as evidenced by the execution and delivery of Note endorsements, and (iii) undertake all other obligations the Transferee may have under the Loan Documents.

           G. Delivery and presentation of all documents to complete the transactions contemplated herein shall be made at the Closings to be held on the Delivery Dates convened pursuant to the Loan Agreement.

SECTION 3.     Conditions Precedent to a Transferee's
               Obligations on a Delivery Date.

      A Transferee's right to receive a Loan in respect of its Vessel is expressly conditioned upon the following preconditions being satisfied and upon receipt by the Agent or the Syndicate Agent, as the case may be, of the following documents and evidenced on or before a closing to be held on the Delivery Date at the offices of Haight, Gardner, Poor & Havens, 195 Broadway, New York, New York 10007, or at such other place as may be agreed upon by the Transferor, such Transferee, the Agent and the Syndicate Agent:

           (a) the Transferee shall be a corporation duly organized and existing in good standing under the laws of the jurisdiction of its incorporation; the Transferee shall have full corporate power and authority to own its assets, conduct its business as then being conducted, and enter into and consummate the transactions contemplated hereby and by the Charter Documents and the Security Documents to which it is a party, and the Agent or the Syndicate Agent, as the case may be, shall have received (1) a certified copy of the certificate of incorporation of the Transferee,
     (2) a certificate of the Secretary of the Transferee attaching the minutes or resolutions of its Board of Directors authorizing the transactions contemplated herein, (3) a certificate from the Secretary of the Transferee or evidencing the authority of the persons executing the Loan Documents and the Charter Documents to which it is a party, to execute and deliver such Loan Documents and Charter Documents and the Transferee to perform under the Loan Documents and Charter Documents to which it is a party, and (4) a certificate of good standing as to the Transferee, all in form and substance reasonably satisfactory to the Agent or the Syndicate Agent, as the case may be, and its special counsel;

           (b) the Agent and the Syndicate Agent shall have received no later than sixty (60) days prior to the above-referenced closing, written notice from the Transferor of its intention to cause such Vessel to be acquired by the Transferee in accordance with the provisions of this Acquisition Agreement;

          (c) the Transferor and the Original Owner, if any, acquiring such Vessel, shall have entered into an assignment and assumption agreement pursuant to which the Transferor shall have assigned to such Original Owner, and such Original Owner shall have assumed, all of the Transferor's right, title and interest in and to, and all of the Transferor's obligations under, the related HDW Shipbuilding Agreement or Daewoo Shipbuilding Agreement, as the case may be, to the extent the same relates to such Vessel;

          (d) concurrently with the Transferor's acquisition of any Vessel (following a vessel exchange between the Transferor and an Original Owner), the Transferor and the Original Owner shall have entered into an assignment agreement, pursuant to which such Original Owner shall have assigned to the Transferor all of such Original Owner's right, title and interest in and to the related HDW Shipbuilding Agreement or Daewoo Shipbuilding Agreement, as the case may be to the extent the same relates to such Vessel;

          (e) no Event of Default shall have occurred and be continuing and no Incipient Default shall have occurred and be continuing and the Transferee shall provide an officer's certificate to such effect in form and substance reasonably satisfactory to the Agent or the Syndicate Agent, as the case may be, and its special counsel;

           (f) there shall not have occurred any material adverse change in the financial condition of the Transferee (or any other Transferee that has already received a Loan that remains outstanding in whole or in part) which in the reasonable opinion of the Agent and/or the Syndicate would materially and adversely affect the ability of any such Transferee to perform its obligations as to the repayment of the Facility by the installments together with interest thereon as herein set out or to perform its obligations under the Loan Documents to which it is or will become a party;

           (g) all representations and warranties of the Transferee (and any other Transferee that has already received a Loan that remains outstanding in whole or in part) contained in this Acquisition Agreement and of the Charter Guarantor in the Charter Hire Guarantee (if a Charter Hire Guarantee is required hereunder) being true and correct in all material respects on that
     Delivery Date, except insofar as they relate exclusively to an earlier date, and the Transferee shall provide officer's certificates confirming such matters;

          (h) all governmental and other consents, licenses, approvals and authorizations, if any, required with respect to the performance of (i) the Transferee under this Acquisition Agreement and the other Loan Documents and Charter Documents to which it is a party, and (ii) the Transferor and the Charter Guarantor (if a Charter Hire Guarantee is required hereunder) under this Acquisition Agreement and the other Loan Documents and Charter Documents to which it is a party shall have been obtained and shall not have been revoked and, if requested by the Agent or the Syndicate Agent or its special counsel, copies of any of the same shall be provided;

            (i) all Uniform Commercial Code financing statements or other document necessary, or reasonably requested by the Agent or the Syndicate Agent to perfect its security interests under any of the Security Documents and the Charter Documents in the United States of America, the jurisdiction of registration of such Vessel or any other relevant jurisdiction;

           (j) evidence that such Vessel has been duly registered (i) first in the name and ownership of the Transferor and (ii) then in the name and ownership of the Transferee, in each case under the laws and flag of the Republic of The Marshall Islands, free of registered liens except the relevant Mortgage(s);

           (k) each Loan Document and Charter Document in respect of such Vessel shall have been duly executed, delivered and, where appropriate, registered or recorded (together with any documents to be executed pursuant to the terms thereof, including without limitation, notices of the Assignment(s) of Insurance);

           (l) each of the Lenders shall have received executed originals of the opinions as to the Transferee substantially in the form attached as Schedule 4 to the Loan Agreement as well as such other opinions from such counsel as each Lender shall reasonably request and each of the Lenders shall have received from its special counsel, Haight, Gardner, Poor & Havens, a favorable opinion, in form and substance satisfactory to the Lenders, as to such matters incident to the transactions contemplated hereby as any such Lender may reasonably request; and

           (m)  all  conditions precedent as  set  forth  in
     Section 7 of the Loan Agreement shall have been satisfied.

SECTION    4.  Representations and Warranties of Transferees.

     Each of the Transferees represents and warrants to each of the Lenders that:

          (a) the Transferee is a corporation duly organized and validly existing in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to conduct its business as the same is presently conducted;

           (b)  the Transferee has legal power and authority
     to   enter  into  and  carry  out  the  terms  of  this
     Acquisition  Agreement  and  each  of  the  other  Loan

     Documents and the Charter Documents to which the Transferee will be a party;

           (c) each of this Acquisition Agreement, the other Loan Documents and the Charter Documents to which the Transferee will be a party has been (or prior to the execution thereof will have been) duly authorized by all necessary action, corporate or other, on the part of the Transferee, and this Acquisition Agreement constitutes, and, upon due execution and delivery by the Transferee, each of the other Loan Documents and the Charter Documents to which the Transferee is or will be a party will constitute, in accordance with their respective terms, legal, valid and binding instruments enforceable against the Transferee, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement of creditors, rights from time to time in effect;

            (d) except as previously disclosed to the Syndicate Agent and the Agent in writing, there are no actions, suits or proceedings pending or, to the Transferee's knowledge, threatened against the Transferee, any of its properties affecting this Acquisition Agreement, the other Loan Documents or the Charter Documents to which the Transferee is or will be a party or the transactions contemplated thereby which would materially and adversely affect the performance of the Transferee of its obligations (if any) thereunder;

            (e) the consummation of the transactions contemplated by, and compliance by the Transferee with all the terms and provisions of, this Acquisition Agreement, the other Loan Documents and the Charter Documents to which the Transferee is or will be a party will not violate any provisions of the Certificate of Incorporation or Bylaws of the Transferee and will not result in a breach of the terms and provisions of, or constitute a default under, any other agreement or undertaking by the Transferee or by which it or any of its property is bound or any order of any court or administrative agency entered in any proceedings binding on the Transferee, or violate any applicable statute, rule or regulation;

           (f) the Transferee is not in default and no condition exists which with notice or lapse of time or both would constitute a default by the Transferee, in any respect which would materially and adversely affect the ability of the Transferee to perform its obligations under this Acquisition Agreement, any other Loan Document, any Charter Document; under any mortgage, loan agreement, deed of trust, indenture or other agreement with respect thereto or evidence of indebtedness to which it is a party or by which it is bound, and is not in violation of or in default, in any respect which would materially and adversely affect the ability of the Transferee to perform its obligations under this Acquisition Agreement, any other Loan Document, or any Charter Document, under any order, writ, judgment or decree of any court, arbitrator or governmental authority, commission, board, agency or instrumentality, domestic or foreign;

           (g) the Transferee has only one place of business

     (which  is  also the location of the place of  business
     that  is  its  chief executive office), which  is  1111
     Broadway, Oakland, California 94607;

           (h) the Transferee has no knowledge of any actual or proposed deficiency or additional assessment in connection with any Taxes which either in any case or in the aggregate would be materially adverse to the Transferee and which would materially and adversely affect the ability of the Transferee to perform its obligations under this Acquisition Agreement, any of
     the   other  Loan  Documents  or  any  of  the  Charter
     Documents;

           (i) all Taxes (other than taxes based on or measured by income and withholding taxes), liability for the payment of which has been incurred by the Transferee in connection with the execution, delivery and performance by it of this Acquisition Agreement, each other Loan Document and Charter Document to which it is or will be a party, have been paid (or provided for in its accounts if not payable on or prior to the Delivery Date of the respective Vessel);

            (j) all governmental consents, licenses, permissions, approvals, registrations or authorizations or declarations required (i) to enable it lawfully to enter into and perform its respective obligations under this Acquisition Agreement, each of the other Loan Documents and each of the Charter Documents to which it is or will be a party and (ii) to ensure that its respective obligations hereunder and thereunder are legal, valid and enforceable have been obtained or made and are in full force and effect or will be obtained or made and be in full force and effect on the date any such document is executed and delivered; and all governmental consents, licenses, permissions, approvals, registrations or authorizations or declarations of the country of registry of each vessel required (A) to enable it lawfully to enter into and perform its obligations under the Mortgage(s) to which it will be a party, (B) to ensure that its obligations thereunder are legal, valid and enforceable and (C) to make the Mortgage(s) to which it will be a party admissible in evidence in the country in which each Vessel is registered and the United States of America, will be obtained or made and be in full force and effect on the date any such Mortgage is executed and delivered;

           (k) it has not taken any corporate action nor, to its knowledge, have any other steps been taken or legal proceedings been started or threatened against it for its winding-up, dissolution or reorganization or for the appointment of a receiver, administrative receiver, administrator, trustee or similar officer of it or of any or all of its respective assets and revenues;

           (l) except as provided by applicable laws of bankruptcy, insolvency, liquidation or similar laws of general application, its obligations under this
     Acquisition Agreement, each of the other Loan Documents, and, except as otherwise contemplated by the Charter Documents, each of the Charter Documents rank and will rank at least pari passu in priority of payment, and as to security having the priority contemplated by the Loan Documents and in all other respects with all its respective other indebtedness;

           (m) except for registration of the First Mortgage on each Vessel (and the assumption of such Mortgage, as required) and the Second Mortgage on each Daewoo Vessel (and the assumption of such Mortgage, as required) under the laws and flag of the Republic of The Marshall Islands (including any other Loan Document or Charter Document required by the laws of the country of the mortgaged vessel's registry to be filed with such Mortgages), it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Acquisition Agreement, any of the other Loan Documents or any of the Charter Documents to which it is or will be a party in the United States of America or, to the best of its knowledge, elsewhere or that it be filed, recorded or enrolled with any governmental authority or agency in the United States of America or, to the best of its knowledge, elsewhere, that it be stamped with any stamp, registration or similar transaction tax in the United States of America or, to the best of its knowledge, elsewhere;

           (n) each Transferee is a wholly-owned Subsidiary of the Transferor; the Transferor is a wholly-owned
     Subsidiary of the Charter Guarantor;

          (o) the Transferee does not maintain any Plans;

          (p) none of the proceeds of the Loans will be used to purchase or carry margin stock within the meanings of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System; the Transferee is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System;

          (q) it is not an "investment company" or a company
     "controlled" by an "investment company" (as each of such terms is defined or used in the Investment Company
     Act of 1940, as amended);

           (r) the Vessel acquired by the Transferee will be duly documented in the name of the Transferee under the flag of the Republic of The Marshall Islands;

           (s) the Vessel acquired by the Transferee will be in the absolute and unencumbered ownership of the Transferee except as contemplated by this Acquisition Agreement, the other Loan Documents and the Charter Documents;

           (t) the Transferee is, and immediately after  the
     relevant  Lender  advances  its  Commitment  will   be,
     Solvent; and

          (u) the Transferor is a wholly-owned Subsidiary of the Charter Guarantor.

SECTION 5.     Covenants.

            A.     Affirmative  Covenants.   Each   of   the
     Transferees covenants with each of the Lenders that it shall:

          (1) do all that is necessary to maintain in full force and effect its corporate existence in good standing under the laws of its jurisdiction of incorporation and use its best efforts to obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorizations, approvals, licenses and consents required in or by the laws of its jurisdiction of incorporation and the United States of America and any other relevant jurisdiction to enable the Transferee to enter into and perform its obligations under the Loan Documents and the Charter Documents to which the Transferee is or will become a party and to ensure the legality, validity, enforceability or admissibility in evidence in the United States of America of the Loan Documents and the Charter Documents to which the Transferee is or will become a party and to comply with the terms of and to do all that is necessary to maintain in full force and effect all authorizations, approvals, licenses and consents required in or by the national laws of the Republic of The Marshall Islands to enable the Transferee to enter into and perform its obligations under the Mortgages to which it is or will become a party and to ensure the legality, validity, enforceability and admissibility in evidence in such country of each such Mortgage;

          (2) from time to time on the request of the Lenders, but at the expense of the Transferee, do all such acts and execute or procure the execution of all such assurances and documents as the Agent or the Syndicate Agent may reasonably consider necessary for giving full effect to the Loan Documents and the Charter Documents to which it is or will become a party or for more effectively subjecting the security interests under the Security Documents and Charter Documents to which it is or will be a party to the liens of such Security Documents or more effectively subject such security interests to the performance of the provisions thereof;

          (3) promptly inform the Agent and the Syndicate Agent of the occurrence of any Incipient Default or an Event of Default and upon receipt of a written request from the Agent or the Syndicate Agent to do so, confirm to the Agent or the Syndicate Agent, as the case may be, that save as previously notified to the Agent or the Syndicate Agent, as the case may be, to the best of the knowledge of the Transferee, no Event of Default has occurred;

          (4) if the Transferee's agent for service of process referred to in Section 11 shall for any reason cease to be validly appointed, ensure that another such agent is appointed (and ensure that such agent acknowledges such appointment to the Agent or Syndicate Agent, as the case may be) in a manner reasonably satisfactory to the Agent or the Syndicate Agent, as the case may be; and

          (5) the Transferee shall send to the Agent and the Syndicate Agent (i) as soon as possible, but in no event later than one hundred twenty
               (120) days after the end of each fiscal year, its accounts of all financial statements of the Transferee, such financial statements to be prepared in accordance with generally accepted United States of America accounting principles at such time consistently applied all certified as true and correct by a senior financial officer of the Transferee, (ii) as soon as the same is instituted (or, to the knowledge of the Transferee threatened), details of any litigation, arbitration or administrative proceedings against or involving it or the Vessels which if adversely determined would have a material adverse effect on the Transferee, or operation of the Vessels, (iii) together with the annual financial statements to be provided in accordance with clause (i) above a certificate of a financial officer of the Transferee that no Event of Default and Incipient Default has occurred and is continuing, and (iv) from time to time, and on demand, such additional financial or other information relating to the Transferee and the Vessels as may be reasonably requested by the Agent or the Syndicate Agent.

           B. Negative Covenants. Each of the Transferees covenants with each of the Lenders as follows:

          (1) The Transferee shall not without prior consent of the Agent and the Syndicate Agent consolidate or amalgamate with, or merge into, any other entity, or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its assets, including, but not limited to, by dividend (whether by one transaction or a series of transactions and whether related or not); provided, however, that it may consolidate or amalgamate with, or merge into, any other entity, or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its assets if the buyer, assignee or transferee corporation (the "Assignee") shall be a solvent corporation organized and existing under the laws of the United States of America or any state thereof following such transaction and shall have executed and delivered an agreement, in form and substance reasonably satisfactory to the Agent and the Syndicate Agent, containing an assumption by the Assignee of the due and punctual performance and observance of all covenants and obligations of the Transferee hereunder and under the other Loan Documents and the Charter Documents to which it is or shall be a party, and confirming the accuracy of any representations and warranties made herein and in each such other Loan Document and Charter Document as of the dates herein or therein required with respect to such Assignee; and provided further, that immediately following such transaction, no Incipient Default or Event of Default shall have occurred and be continuing.

          (2) Except for the Charter, the Transferee shall not charter any HDW Vessel or Daewoo Vessel without the prior written approval of the Agent and the Syndicate Agent, respectively.

          (3) The Transferee will not create or permit to subsist any lien on the whole or any part of its present or future assets except for liens permitted under Section 14 of the Mortgage to which it is a party.

          (4) The Transferee shall not make or threaten to make any substantial changes in its business as presently conducted, namely that of a single purpose corporation owning one of the HDW or Daewoo Vessels and chartering such Vessel to the Transferor, and the Transferee shall not form any subsidiaries.

          (5) The Transferee will not create, incur, assume or allow to exist any Financial Indebtedness, nor enter into any financing lease or undertake any material capital commitment (including but not limited to the purchase of any capital asset), except as contemplated hereby, without the prior written consent of the Agent, in the case of the HDW Vessels, and the Agent and the Syndicate Agent, in the case of the Daewoo Vessels.

          (6) The Transferee will not make any loan or advance or extend credit to any Person or issue or enter into any guarantee or indemnity or otherwise become directly or contingently liable for the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations or securities of, or any other interest in, or make any capital contribution to, or any other investment in, any Person, firm or corporation. The Transferee will not issue any capital stock or any options, warrants or other rights with respect to, or securities convertible into! its capital stock, except to the Transferor.

          (7) The Transferee will not acquire any equity, share capital, assets or obligations of any corporation or other entity, except as contemplated hereby, and it will not permit any of its voting shares or capital stock to be held by any party other than the Transferor.
          (8) Without the consent of the Agent in the case of the HDW Vessels and the Syndicate Agent in the case of the Daewoo Vessels, the Transferee will not amend, repeal or modify its Articles of Incorporation or other similar documents relating to the governance of the Transferee.


           C. Negative Covenant of Transferor. Without the prior written consent of the Agent or the Syndicate Agent, the Transferor shall not transfer the legal or beneficial ownership, or the control, of any Transferee or, except as provided in this Acquisition Agreement and subject to the preceding clause, permit the consolidation, amalgamation or merger of any Transferee with or into another corporation or entity.

SECTION 6.     Release of a Transferee.

      As provided in Section 5.04(c) of the Loan Agreement, if any HDW or Daewoo Subportion is paid in full and the Transferee owning the Vessel financed by that Subportion has the right to have the Mortgage or Mortgages thereon released, that Transferee shall cease being a party to this Acquisition Agreement and shall no longer be bound by any terms and conditions hereof.

SECTION 7.     Third Party Vessel Exchange

      The parties recognize that, in lieu of delivery of APL THAILAND or APL PHILIPPINES to an Original Owner, the Transferor may wish to acquire title to such Vessel from the applicable Builder following or incident to a vessel exchange involving the Transferor and an unaffiliated third party, whereupon (i) APL THAILAND or APL PHILIPPINES, as the case may be, would be transferred by the Transferor to APL Shipholdings, Ltd. (formerly named APL M.V. Philippines, Ltd.), a Delaware corporation ("Shipholdings"), which is one of the "Transferees" party to the Loan Agreement, and (ii) following transfer of that Vessel to Shipholdings, the Subportion applicable to that Vessel would be drawn down by Shipholdings. As part of such vessel exchange the Shipbuilding Agreement or the Daewoo Shipbuilding Agreement, as applicable, may be partially assigned (insofar as the Agreement relates to the Vessel in question) to a financial institution acting as a qualified intermediary, provided that, notwithstanding such partial assignment, the Vessel shall be delivered by the applicable Builder directly to the Transferor.

       Notwithstanding anything herein or in the Loan Agreement to the contrary, it shall be a condition precedent to the right of Shipholdings to draw down the Subportion applicable to APL THAILAND or APL PHILIPPINES (following consummation by the Transferor of a vessel exchange transaction involving an unaffiliated third party and the subsequent transfer of the Vessel in question by the Transferor to Shipholdings) that each of the Lenders shall have consented to such vessel exchange transaction and each of the Lenders, the Transferor and the Transferees shall have entered into any amendments to this Acquisition Agreement and/or the other Operative Documents as may reasonably be required by the Lenders, and the Transferor and the Transferees shall have furnished to the Lenders (subject to confidentiality agreements, as the Transferor or such unaffiliated third party may reasonably require) copies of documents relating to such vessel exchange transaction as may reasonably be requested by the Lenders or their counsel.

SECTION 8.     Notices.

      Notices required or permitted by the terms of this Acquisition Agreement or any other Loan Document or Charter Document shall be made in accordance with Section 15.04 of the Loan Agreement. Each such notice, if to a Transferee, shall be sent to the Transferee at the following address (or such other address as that Transferee hereafter shall designate in a writing delivered to the other parties):

          1111 Broadway
          Oakland, California 94607
          Attn: President

SECTION 9.     Counterparts.

       This   agreement   may   be  executed   in   separate
counterparts, each of which, when executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 10.    Modification.

     Neither this Acquisition Agreement nor any of its terms may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought.

     So long as any Vessel is subject to a Mortgage, neither this Acquisition Agreement nor any of its terms as the same relate to that Vessel may be terminated, amended, supplemented, waived or modified without the prior written consent of KfW or the Syndicate Agent or the Syndicate, as the case may be.

SECTION 11.    Successors and Assigns.

      The terms of this Acquisition Agreement shall be binding upon, and inure to the benefit of, each of the parties hereto, and their respective successors and assigns.

SECTION 12.    Governing Law.

      This Acquisition Agreement shall be construed and enforced in accordance with and governed by the applicable law of the State of New York (other than the law of the State of New York governing choice of law), and each Transferee hereby submits itself to New York jurisdiction and agrees to observe and perform the agreements and covenants and shall have the rights contained in Section
15.08 of the Loan Agreement, the provisions of which are hereby incorporated herein by reference, to the same extent and under the same terms and conditions so provided in said
Section 15.08.
SECTION 13.    Assignment.

      The rights of any Party hereunder may not be assigned, whether by operation of law or otherwise, except to the extent permitted by Sections 5.B.(1) of this Acquisition Agreement and Section 10 of the Loan Agreement, without the consent of the other parties hereto.

SECTION 14.    Severabilitv.

       If any provision hereof is invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions, and of such provisions in other jurisdictions, shall not be affected or impaired thereby.

SECTION 15.    Table of Contents; Headings.

      The Table of Contents and the headings of the Sections herein are for convenience only and shall not affect the construction or meaning of any provision of this Acquisition
Agreement.

                  [SIGNATURE PAGES FOLLOW]
      IN  WITNESS  WHEREOF,  the parties  have  caused  this
Acquisition   Agreement  to  be  duly  executed   by   their
respective officers as of the day and year first above written.


                              KREDITANSTALT FUR WIEDERAUFBAU



                              By:_/s/_________________________
                              Name:  Uibeleisen    Pfisterer
                              Title  (Director)   (Vice President)

                              COMMERZBANK AG, HAMBURG



                              By:_/s/_________________________
                              Name:  Kuch
                              Title: Vice President



                              By:_/s/_________________________
                              Name:  J. Hagemann
                              Title: Senior Vice President


                              COMMERZBANK AG (KIEL BRANCH)



                              By:_/s/_________________________
                              Name:  Bahlert
                              Title



                              By:_/s/_________________________
                              Name:  Dr. Plate
                              Title:


                              DRESDNER BANK AG in HAMBURG



                              By:_/s/_________________________
                              Name:  B. Sorge
                              Title: Assistant Manager



                              By:_/s/_________________________
                              Name:  R. Eggert
                              Title: Senior Manager


                              VEREINS-und WESTBANK AG



                              By:_/s/_________________________
                              Name:  VP
                              Title:


                              By:_/s/_________________________
                              Name:  AVP
                              Title:


                              DEUTSCHE SCHIFFSBANK AG



                              By:_/s/__________________________
                              Name: Klaus Pieper
                              Title:Gen. Manager



                              By:_/s/_________________________
                              Name: Wolf Jurgen Onnen
                              Title:Ass. Gen. Mgr.

                              NORDDEUTSCHE LANDESBANK -
                              GIROZENTRALE



                              By:_/s/___________________________
                              Name: Huack
                              Title:Sen. Vice Pres.



                              By:_/s/_________________________
                              Name:  Hartmann
                              Title: Vice Pres.

                              DEUTSCHE  VERKEHRS-BANK   AG (HAMBURG
                              BRANCH)



                              By:_/s/____________________________
                              Name:  Spincke
                              Title: Director


                              By:__________________________
                              Name:
                              Title:


                                 BANQUE INTERNATIONALE A LUXEMBOURG  S.A.



                              By:_/s/_______________/s/___________
                              Name: Jean-Pierre Vernier
                                    Claude Lehnertz

                              Title:Directeur-adjoint
                                    Vice President
                              AMERICAN PRESIDENT LINES, LTD.



                              By:_/s/_____________________________
                              Name:   Thomas R. Meier
                              Title:  Assistant Treasuter


                              M.V. PRESIDENT KENNEDY, LTD.
                              M.V. PRESIDENT ADAMS, LTD.
                              M.V. PRESIDENT JACKSON, LTD.
                              M.V. PRESIDENT POLK, LTD.
                              M.V. PRESIDENT TRUMAN, LTD.
                              APL SHIPHOLDINGS, LTD.



                              By:_/s/____________________________
                              Name:    Thomas R. Meier
                              Title:   Assistant Treasurer
                                                  SCHEDULE 1


                     LIST OF TRANSFEREES


1.   M.V. PRESIDENT KENNEDY, LTD., a Delaware corporation

2.   M.V. PRESIDENT ADAMS, LTD., a Delaware corporation

3.   M.V. PRESIDENT JACKSON, LTD., a Delaware corporation

4.   M.V. PRESIDENT POLK, LTD., a Delaware corporation

5.   M.V. PRESIDENT TRUMAN, LTD., a Delaware corporation

6.   APL SHIPHOLDIDNGS, LTD., a Delaware corporation
                                              EXHIBIT A
                                  TO SECOND AMENDED AND
                                  RESTATED AGREEMENT TO
                                    ACQUIRE AND CHARTER




TO THE EXTENT THAT THIS BAREBOAT CHARTER PARTY
CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN
THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY
APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS
BAREBOAT CHARTER PARTY MAY BE CREATED OR PERFECTED
THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART
OTHER THAN THE ORIGINAL EXECUTED COUNTERPART CONTAINING
THE ACKNOWLEDGMENT THEREOF EXECUTED BY KREDITANSTALT
FUR WIEDERAUFBAU AS AGENT ON THE SIGNATURE PAGE
THEREOF.



                   BAREBOAT CHARTER PARTY

          THIS BAREBOAT CHARTER PARTY (the "Charter") dated this __th day of __________, 199_, between [
], a corporation organized and existing under the laws of Delaware (hereinafter "Owner") and American
President Lines, Ltd., a corporation organized and existing under the laws of Delaware (hereinafter called
"Charterer" or "APL").


                    W I T N E S S E T H:


          WHEREAS, APL has heretofore entered into that certain Loan Agreement dated March 14, 1994, as amended by Amendment No. 1 thereto dated May 19, 1995 and as further amended by Amendment No. 2 thereto dated
September 1, 1995 (the "Loan Agreement"), by and among
APL, Owner, as Borrower, the other "Transferees," as defined in the Loan Agreement, Kreditanstalt fur
Wiederaufbau (["Vessel Lender" or] "Agent")],
Commerzbank AG (Hamburg) (the OSyndicate AgentO [or
OVessel LenderO]), and the banks listed on Schedule 1 thereto (each a OSyndicate MemberO and collectively the OSyndicateO), as Lenders, with respect to the purchase financing of six (6) container vessels, including the Vessel described below, and American President
Companies, Ltd. (the OCharter GuarantorO) has entered into that certain Amended and Restated Guarantee dated
May 19, 1995 (the OGuaranteeO), relating to Owner's obligations under the Loan Agreement as established pursuant to the below-defined Acquisition Agreement;

          WHEREAS, the date hereof is the Delivery Date of the below-described Vessel pursuant to the Loan
Agreement;

          WHEREAS, as contemplated by Section 7(k) of
the Loan Agreement, APL has entered into that certain
Second Amended and Restated Agreement to Acquire and
Charter (the OAcquisition AgreementO) among Owner, the
other corporations identified as Transferees therein
and the parties to the Loan Agreement, pursuant to
which Owner has, by an Exchange Agreement dated as of
the date hereof between Owner and the Original Owner
(OExchange AgreementO), accepted title to, and is
currently the registered owner of, the Republic of The
Marshall Islands flag vessel [      ], Official Number
[               ] (the "Vessel") which term shall
include all the boilers, engines, machinery, bowsprits, masts, spars, sails, riggings, boats, anchors, cables, apparel, furniture, fittings, equipment and all other appurtenances to the Vessel appertaining or belonging, whether now owned or hereafter acquired, whether on board or not on board, and all additions, improvements and replacements hereafter made in and to the Vessel, or any part thereof, or in or to the appurtenances and equipment aforesaid, but shall exclude leased equipment), and Owner has undertaken all of the payment and certain of the performance obligations relating to Vessel Indebtedness in respect of the Vessel under the Loan Agreement, as Borrower (as such term is defined in the Loan Agreement) together with its joint and several obligations to pay all other Loans made under the [HDW]
[Daewoo] Tranche (as such term is defined in the Loan
Agreement) (collectively, the "Owner Obligations");

          WHEREAS, pursuant to the Exchange Agreement, Owner has taken title to the Vessel, on its Delivery
Date;

          WHEREAS, Owner has simultaneously herewith entered into a First Mortgage on the Vessel in favor of the Vessel Lender, in substantially the form of the First Mortgage set forth in Appendix B-1 to the Loan
Agreement ("Mortgage") as security for the Owner
Obligations;

          WHEREAS, Owner has agreed to let and demise the Vessel and Charterer has agreed to hire the Vessel from Owner, on the terms and conditions set forth in this Charter, such charter of the Vessel to be effective upon the execution and delivery of this Charter;

          WHEREAS, Charter Guarantor simultaneously herewith is entering into a guarantee of the payment obligations of Charterer under this Charter in favor of Owner (the "Charter Hire Guarantee");

          WHEREAS, simultaneously herewith Owner is
entering into the [               ] Charter Assignment
(the "Charter Assignment") relating to the Charter and the Charter Hire Guarantee in favor of the Vessel
Lender, and Charterer is consenting to such Charter
Assignment pursuant to this Charter and Charter
Guarantor is consenting to such Charter Assignment in the Charter Hire Guarantee;

          WHEREAS, capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Loan Agreement and the Acquisition
Agreement.

          NOW, THEREFORE, in consideration of the
premises and the mutual covenants herein contained, the receipt and adequacy of which is hereby acknowledged, Owner and Charterer hereby agree as follows:

     1.   REPRESENTATIONS OF CHARTERER.

          (a)  Charterer is a corporation duly
organized and validly existing in good standing under the laws of Delaware with full corporate power and authority to conduct its business as the same is presently conducted.

          (b)  Charterer has legal power and authority
to enter into and carry out the terms of this Charter.

          (c) This Charter has been duly authorized by all necessary action, corporate or other, on the part of Charterer, and this Charter constitutes, and upon due execution and delivery by Charterer, the Charter will constitute, in accordance with its respective terms, a legal, valid and binding instrument enforceable against Charterer, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights from time-to-time in effect.

          (d) Except as previously disclosed to Owner, the Agent and the Syndicate Agent in writing, there are no actions, suits or proceedings pending or, to Charterer's knowledge, threatened against Charterer, or any of its properties affecting the Charter or the transactions contemplated thereby which would, if adversely determined, materially and adversely affect the performance of Charterer of its obligations hereunder.

          (e)  The consummation of the transactions
contemplated by, and compliance by Charterer with all the terms and provisions of, the Charter will not violate any provisions of the Certificate of Incorporation or bylaws of Charterer and will not result in a breach of the terms and provisions of, or constitute a default under, any other agreement or undertaking by Charterer or by which it or any of its property is bound or any order of any court or administrative agency entered in any proceedings binding on Charterer, or violate any applicable statute, rule or regulation.

          (f)  Charterer is not in default and no
condition exists which with notice or lapse of time or both would constitute a default by Charterer, in any respect which would materially and adversely affect the ability of Charterer to perform its obligations under this Charter, under any mortgage, loan agreement, deed of trust, indenture or other agreement with respect thereto or evidence of indebtedness to which it is a party or by which it is bound, and is not in violation of or in default, in any respect which would materially and adversely affect the ability of Charterer to perform its obligations under this Charter, under any order, writ, judgment or decree of any court, arbitrator or governmental authority, commission, board, agency or instrumentality, domestic or foreign.

          (g)  Charterer has more than one place of
business and the location of the place of business which is its chief executive office is 1111 Broadway, Oakland, California 94607.

          (h)  All taxes (other than taxes based on or
measured by income and withholding taxes), liability for the payment of which has been incurred by Charterer as such in connection with the execution, delivery and performance by it of the Charter, have been paid (or provided for in its accounts if not payable) on or prior to the delivery date of the Vessel.

          (i)  All consents, licenses, permissions,
approvals, registrations or authorizations or declarations required by United States of America federal, state and local governments and the government of the jurisdiction of incorporation of Charterer and any applicable foreign jurisdiction (1) to enable it lawfully to enter into and perform its respective obligations under this Charter, (2) to ensure that its obligations hereunder are legal, valid and enforceable, and (3) to make this Charter admissible in evidence in the United States of America and such country of Charterer's incorporation have been obtained or made and are in full force and effect.

          (j)  It has not taken any corporate action
nor to its knowledge has any other steps been taken or legal proceedings been started or threatened against it for its winding-up, dissolution or reorganization or for the appointment of a receiver, administrative receiver, administrator, trustee or similar officer of it or of any or all of its respective assets and revenues.

          (k)  Charterer represents and warrants that
any representation and warranty made on or prior to the date hereof by any of its Subsidiaries which is a party to a Charter in this Charter or in any of the Operative
Documents or by any such Subsidiary in any certificate, statement or other document issued by and on behalf of any such Subsidiary is not or was not incorrect or misleading in any material respect when made or deemed made.

     2.   PERIOD OF CHARTER AND BASIS OF CHARTER HIRE.

          (a)  Owner agrees to charter and Charterer
agrees to hire the Vessel delivered hereunder on the terms and conditions herein set forth for a period of fifteen years from the date hereof with respect to the Vessel, unless earlier terminated in accordance with the terms hereof upon payment of all such principal and interest and such other amounts (said period with respect to each Vessel hereinafter referred to as its OCharter PeriodO).

          (b)  Subject to the provisions of Section
24(b)(i) hereof, Charter hire ("Charter Hire") shall be paid by Charterer to, or for the account of, Owner in the following two components: (i) "Basic Hire" consisting of (x) principal and interest due with respect to the Subportion relating to the Vessel from the Borrower to the Agent pursuant to Sections 3, 4, 5,
6 and 12 of the Loan Agreement, and the [HDW] [Daewoo]
Notes related to such Subportion issued by Owner pursuant to Section 4 of the Loan Agreement, at the times and places, in the manner and to the parties set forth in said sections and such Notes, including without limitation the provisions of Section 3.05 with respect to *, Section 3.08 with respect to default interest, Section 5.03 with respect to *, and Section
5.04 with respect to prepayment and (y) all indemnity payments required under Section 11 of the Loan
Agreement when due and payable, and (ii) "Additional
Charter Hire" payable semi-annually at the time of payment of Basic Hire in an amount equal to the difference between Basic Hire and an amount for such semi-annual period calculated at the rate of * per day for such period; provided that Charter Hire shall always be in an amount sufficient to cover Basic Hire and Supplemental Charter Hire.

          At the end of the fifteen-year charter term provided in Section 2(a) above, Charterer shall have the right to extend the Charter for up to three additional one-year periods. To extend the Charter, Charterer must give prior written notice of the one-year extension at least 60 days prior to the end of the Charter, and, with respect to subsequent periods, at least 60 days prior to the end of each one-year extended period. The extension will be on the same terms and conditions as the Charter; provided, however, that the amount of Charter Hire shall be equal to the fair market charter hire of the Vessel as determined in good faith by the parties within 30 days prior to the commencement of any one-year extension.

          (c)  This Charter may not be canceled or
terminated, except in accordance with the expressed provisions hereof, for any reason whatsoever and Charterer shall have no right to be relieved or discharged from obligation or liability under this Charter except as otherwise expressly provided herein for any reason whatsoever. Charterer hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which at any time hereafter may be conferred upon it by statute or otherwise, to terminate, cancel, quit or surrender this Charter except as otherwise expressly provided herein.
Charterer acknowledges and agrees that its obligation to pay all Basic Hire and Supplemental Charter Hire pursuant to this Section 2 and all other amounts payable on behalf of Owner to the Agent pursuant to the terms of this Charter shall be absolute and unconditional under any and all circumstances, shall not be subject to any counterclaim, set-off, deduction, abatement or defense based upon any claim Charterer may have against Owner, the Agent, the Syndicate Agent or any other Lender or any other Person whatsoever, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way effected by any circumstance or condition (whether or not Charterer shall have knowledge or notice thereof), including, without limitation: (i) any amendment or modification of this Charter, the Loan Agreement, any agreements relating to any thereof or any other instrument or agreement applicable to the Vessel or any part thereof or any assignment or transfer of any thereof or any furnishing or acceptance of additional security, or any release of any security, or any failure or inability to perfect any security; (ii) any failure on the part of Owner to perform or comply with any term of this Charter or any failure on the part of the Agent, the Syndicate Agent or any other Lender to perform or comply with the terms of the Loan Agreement or any other instrument agreement applicable thereto;
(iii) any waiver, consent, change, extension, indulgence or other action or inaction under or in respect to this Charter or any other such instrument or agreement, or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement; (iv) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to Owner, the Agent, the Syndicate Agent, Charter Guarantor, any Lender or any affiliate of any of them, or their respective properties or creditors, or any action taken by any court, trustee, receiver or liquidating agent in any such proceeding, including, without limitation, any termination or rejection of this Charter or any assignment of either thereof by any court, trustee, receiver or liquidating agent of Charterer or Owner or of any of their respective properties in any such proceeding; (v) limitation on the liability or obligations of Charterer under this Charter or any termination, or cancellation (except as expressly provided in this Charter), frustration, invalidity, irregularity or unenforceability, in whole or in part, of this Charter or any term hereof or any lack of power or authority of Charterer or Owner to enter into this Charter; (vi) any assignment or other transfer of this Charter by Owner (whether pursuant to Section 30 hereof or otherwise) or any lien, charge or encumbrance, from whatever source arising, on or affecting Charterer's estate in, or any subchartering of, all or any part of the Vessel (whether or not pursuant to the express provisions of this Charter or otherwise); (vii) any damage to, or loss, destruction, requisition, seizure, forfeiture or marshal's or other sale of, the Vessel or any exercise of rights with respect to the Vessel under the Mortgage; (viii) any libel, attachment, levy, detention, sequestration or taking into custody of the Vessel, or any interruption or prevention of or restriction on or interference with the use or possession of the Vessel; (ix) any title defect or encumbrance or any dispossession from the Vessel by title paramount or otherwise; (x) any act, omission, misrepresentation or breach on the part of Owner under this Charter or any other agreement at any time existing between Owner and Charterer, or under any statute, law or governmental regulation; (xi) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a charterer and irrespective of any other circumstance which might otherwise limit the recourse against Charterer; (xii) any defect in the seaworthiness, condition, design, operation or fitness for use of the Vessel or the ineligibility of the Vessel for any particular trade; or (xiii) any other occurrence or condition whatsoever, foreseen or unforeseen, whether similar or dissimilar to the foregoing, now existing or hereafter occurring.

          Even though Charterer shall be deprived of or limited in the use of the Vessel in any respect or for any length of time, whether or not by reason of some act, omission or breach on the part of Owner, Charterer or any other party, whether or not resulting from accident and whether or not without fault on the part of Charterer, Charterer will continue to make all payments required of Charterer by the terms of this Charter, whether for Basic Hire, Supplemental Charter
Hire or otherwise, without interruption or abatement, unless and until this Charter shall have terminated with respect to the Vessel in accordance with the express provisions hereof. If, for any reason whatsoever, this Charter shall be terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, Charterer nonetheless agrees to pay an amount equal to each payment of Basic
Hire, Supplemental Charter Hire or other amounts, at the time such payment would have become due and payable in accordance with the terms hereof had this Charter not been terminated in whole or in part.

          Nothing contained in this clause (c) shall be construed to be a waiver, modification, alteration or release of any claims which Charterer may have at any time during the Charter Period or subsequent thereto for damages or equitable relief, for breach by Owner or APL of any provisions in any of the Charter Documents or the Loan Documents, or by the Vessel Lender of any provisions in any of the Loan Documents, or for any loss due to any acts taken by any of the parties hereto or thereto.

          (d)  As supplemental charter hire
(OSupplemental Charter HireO), Charterer shall pay as and when due any and all amounts (other than principal and interest on the [HDW] [Daewoo] Notes in respect of the Subportion relating to the Vessel, including interest at the Default Interest Rate) payable by Owner pursuant to the Loan Agreement with respect to the Subportion relating to each Vessel, at the times and places, and in the manner and to the parties set forth in such agreements.

     3.   DELIVERY AND ACCEPTANCE.

          Owner hereby lets, demises and delivers the Vessel to Charterer and Charterer hereby accepts delivery of the Vessel, pursuant to the terms of this Charter. IT IS AGREED THAT OWNER MAKES NO WARRANTY OR
REPRESENTATION, EITHER EXPRESSED OR IMPLIED, AS TO
TITLE TO, AS TO THE DESIGN, CONDITION, MERCHANTABILITY
OR SEAWORTHINESS OF, AS TO THE QUALITY OF THE MATERIAL,
EQUIPMENT OR WORKMANSHIP IN OR AS TO THE CONSUMABLE
STORES ON BOARD THE VESSEL, OR AS TO THE FITNESS OF THE
VESSEL FOR ANY PARTICULAR PURPOSE OR AS TO THE
ELIGIBILITY OF THE VESSEL FOR ANY PARTICULAR TRADE, OR
ANY OTHER WARRANTY OR REPRESENTATION WHATSOEVER.

     4.   REDELIVERY.

          At the expiration of its Charter Period, the Vessel (unless lost) shall be redelivered by Charterer to Owner at the end of the voyage then in progress at a safe berth to be selected by Owner at a port to be designated by Owner or another mutually agreed port.

     5.   OPERATING LIMITS.

          Charterer shall have the full use of the Vessel, and may operate the Vessel throughout the world, for the carriage of any lawful cargoes in any lawful trade on voyages for which the Vessel is suitable and for which insurance is procured by Charterer and in effect prior to entering such trades.
All necessary insurance required for the trades in which the Vessel is engaged will be procured by Charterer pursuant to Section 17 hereof and paid for by Charterer.

     6.   CONDITION OF VESSEL ON DELIVERY.

          (a) The Vessel, upon its delivery hereunder, shall be documented under the laws of the Republic of The Marshall Islands. No change will be made in the registry of the Vessel without the approval of Owner and compliance by Owner with the terms of Section
(20)(b) of the applicable Mortgage.

          (b)  On its delivery, the Vessel is classed
by the American Bureau of Shipping in the highest classification and rating for vessels of her age and type. On its delivery, the Vessel shall be in good running order and repair, and will be, insofar as due diligence shall make it so, strong and well and sufficiently tackled, apparelled, furnished, equipped and in good operating condition, ordinary wear and tear and depreciation excepted.

          (c)  By its acceptance of delivery of the
Vessel, Charterer acknowledges that the Vessel is in all respects satisfactory to Charterer and such delivery shall constitute full performance by Owner of all of Owner's obligations hereunder, relating to the condition of the Vessel, required to be performed by Owner prior to the delivery.

     7.   INSPECTIONS.

          (a)  Owner and Charterer shall agree on a
single surveyor appointed for the purpose of determining and stating in writing the condition of the Vessel at the time of redelivery. If not less than ten
(10) days prior to redelivery, Owner and Charterer shall fail to have agreed on the surveyor to be appointed for such purpose, either party may request
The American Bureau of Shipping, New York, to make such appointment, and the surveyor so appointed shall perform such survey. The expense of the aforesaid surveyor shall be shared equally by Owner and Charterer. Owner and Charterer may have their own representative in attendance at all surveys.

          (b)  Prior to redelivery of the Vessel, the
auxiliary machinery, generators, main propulsion units and boilers may be opened for inspection only by mutual agreement between Owner and Charterer, in which event any damage disclosed shall be repaired as may be required prior to redelivery. The expense of repair shall be paid by Charterer. If no repairs are found necessary as a result of opening said machinery, the cost of opening will be borne by the party requesting the opening.

     8.   MAINTENANCE AND CLASSIFICATION.

          Charterer shall be charged with full
responsibility for maintenance and repair of the Vessel throughout the Charter Period and shall at all times, without expense to Owner, maintain and preserve the Vessel in good running order and repair, so that the Vessel shall be, insofar as due diligence can make it so, strong and well and sufficiently tackled, apparelled, furnished, equipped and supplied and in every respect seaworthy and good operating condition, ordinary wear and tear excepted. Furthermore, Charterer shall maintain the Vessel so as to enable it to the highest classification and rating of The
American Bureau of Shipping for vessels of the same age and type. On redelivery, any outstanding requirements shall be taken care of by Charterer, or as Charterer may otherwise mutually agree with Owner in respect thereto. Owner will authorize The American Bureau of Shipping to release all records to Charterer relating to the Vessel.

     9.   INVENTORY.

          A complete inventory of the Vessel's entire outfit, equipment, furniture, furnishings, appliances, spare and replacement parts whether owned, pooled or shared with other operators, and of all unbroached consumable stores and slop chest is warranted by Owner at delivery. An inventory shall be taken and mutually agreed upon by representatives of Charterer and Owner at the time of redelivery. The cost of taking such inventory shall be borne equally by Charterer and Owner. Charterer shall pay all shortfalls from the delivery inventory at the current market prices at the port of redelivery, except as may be otherwise mutually agreed.

     10.  FUEL AND LUBRICANTS.

          Charterer shall accept and pay for all fuel and lubricants in storage tanks on board at the time of the Vessel's delivery hereunder and, correspondingly, Owner shall accept and pay for all such fuel and lubricants in storage tanks left on board at the time of redelivery. Each shall pay for fuel and lubricants in storage tanks at the last invoiced price paid therefor.

     11.  USE OF EQUIPMENT.

          (a)  Charterer shall have the use of the
Vessel and its outfit, equipment (including cabin, crew, galley and container lashing equipment), furniture, furnishings, appliances, spare and replacement parts on board the Vessel or ashore as available and shown in the inventory at delivery under this Charter, and Charterer shall at all times, and at its own expense, comply with and discharge Owner's obligations, and shall be entitled to all the benefits and rights of Owner, under Section (25)(a) of the Mortgage as to maintenance of the Vessel and its classification and compliance with all applicable laws, treaties, conventions, rules and regulations of the Republic of The Marshall Islands, all in accordance with the terms of said Section (25)(a).

          (b)  Charterer furnished outfit, equipment
(including cabin, crew, galley and container lashing equipment), furniture, furnishings, appliances, spare and replacement parts on board the Vessel and not shown in the inventory or supplemental inventories as Owner furnished at the time of delivery shall remain the property of Charterer, and Charterer at the time of redelivery shall have the right to remove such items or at its option may leave such items on board the Vessel.
All items left aboard the Vessel at the termination of the Charter with respect to the Vessel shall be deemed abandoned to Owner.

          (c) Charterer shall be at liberty to fit any additional equipment required for the services of Charterer, beyond what is on board at commencement of Charter with respect to the Vessel, such work to be done at its time and expense, and such equipment to be considered its property, and Charterer shall be at liberty to remove such equipment at its time and expense during or prior to the expiry of this Charter with respect to the Vessel; provided that such removal shall in no way significantly alter the condition of the Vessel at the time of its redelivery to Owner. All additional equipment left aboard the Vessel at the termination of the Charter shall be deemed abandoned to Owner. Charterer shall make no substantial change in the structure, type or speed of the Vessel or change its rig without first obtaining the written approval of Owner and the Vessel Lender; provided, however, that no such approval need be obtained in respect of any change which shall be necessary to comply with the requirements of the United States Coast Guard, the Republic of The Marshall Islands, or The American
Bureau of Shipping in order to entitle the Vessel to the classification and rating required above.

     12.  WARRANTY CLAIMS.

          Owner hereby assigns to Charterer Owner's
rights to the extent assignable, under the [HDW]
[Daewoo] Shipbuilding Agreement with respect to the
Vessel with [               ] (the OShipbuilderO)
relating to the condition and performance of the Vessel, including its replacement and repair warranty rights under said contract, and, if not assignable, then Charterer shall be subrogated to all such rights of Owner, and Owner hereby assigns to Charterer all Owner's rights with respect to the standby letter of credit relating to such warranty rights, and it is agreed that:

          (a)  Charterer may negotiate and process all
warranty claims directly with the Shipyard and shall provide Owner with prior notice of all warranty claims whenever reasonably practicable;

          (b)  Owner will cooperate with Charterer in
processing all Vessel warranty claims against the Shipyard if requested by Charterer; and

          (c)  All fees and expenses incurred to
prosecute or litigate Vessel warranty claims against the Shipyard shall be borne by Charterer.

     13.  OWNER AND VESSEL LENDER INSPECTIONS.

          Charterer shall at all reasonable times
afford Owner and the Vessel Lender, or their respective authorized representatives, full and complete access to the Vessel for the purpose of inspecting or surveying the same and its papers and, at the request and expense of Owner or the Vessel Lender, Charterer shall deliver for inspection by such requesting party copies of any and all contracts and documents relating to the Vessel, whether on board or not on board.

     14.  LAY-UP.

          Notwithstanding anything to the contrary in this Charter, Charterer may at any time during the period of this Charter, lay-up the Vessel at a safe place so long as permitted by the applicable Mortgage in which case Charterer's obligations under this Charter shall include, during the period of lay-up, taking the customary precautions for the maintenance and safety of the Vessel and of paying, in addition to all other amounts required under this Charter, all other expenses attributable to such precautions and to the laying-up of the Vessel.

     15.  CHARTERER TO MAN.

          During the period of this Charter, Charterer shall at its expense, and by its own procurement, man, victual, navigate, operate, supply, and fuel the Vessel and shall pay all charges and expenses of every kind and nature whatsoever incident to the use and operation of the Vessel under this Charter.

     16.  CONDITION ON REDELIVERY OF VESSEL.

          (a)  The Vessel shall be redelivered to Owner
(unless lost) pursuant to the terms of this Charter in all respects in the same condition of operation and repair as when delivered, except as otherwise provided herein or mutually agreed, ordinary wear and tear not affecting class excepted. Unless otherwise agreed between the parties and, except as provided in paragraph (b) of this Section 16, Charterer shall repair all damages to the Vessel occurring during the Charter Period, and shall replace all lost, worn out or otherwise non-operating items, to the extent necessary to put each Vessel in all respects in the same condition of operation and repair as when delivered, ordinary wear and tear not affecting class excepted.
If, at the time of redelivery, repairs, renewals, replacements or other obligations for which Charterer is liable remain to be accomplished and it is mutually agreed between the parties that such items need not be accomplished before redelivery, Charterer shall pay the agreed upon cost of such items. At the redelivery survey provided for in Section 7 hereof, the surveyor representing both Charterer and Owner shall determine and state the repairs or work necessary to place the Vessel on the date of redelivery in the condition and class required in this Charter, which statement shall include all repairs or work required by outstanding classification requirements of The American Bureau of Shipping or marine inspection requirements of the United States Coast Guard, if applicable, in effect with respect to the Vessel as of the date of the redelivery to place it in such condition.

          (b)  Owner agrees that upon the redelivery
Charterer shall have no obligation to renew or repair the Vessel's cell guides, which shall be returned in Oas is, where isO condition.

     17.  RISK OF LOSS, INSURANCE.

          Charterer hereby assumes all of the risks and liability resulting from or arising out of Charterer's possession, use, operation or storage of the Vessel, and Charterer shall at all times, at its own expense, comply with and discharge Owner's obligations under Section (29) of the Mortgage as to the maintenance of insurance on the Vessel, and shall be entitled to all the benefits and rights of Owner under said section, during the Charter Period (and shall, along with Owner and the Vessel Lender, be named as an assured, additional assured, and loss payee, as applicable), all in accordance with the provisions of said section. In any case where Charterer shall be obligated to give notice to the Vessel Lender pursuant to this Section
17, Charterer shall also give simultaneous notice to Owner.

     18.  ACTUAL OR CONSTRUCTIVE TOTAL LOSS.

          If an Event of Loss shall occur, Charterer shall (i) give prompt written notice thereof to Owner and the Vessel Lender, (ii) deposit with the Vessel
Lender for the account of Owner, on or before the Redemption Date, all amounts required to be paid by Owner to the Vessel Lender on such date pursuant to
Section 5.04(b)(ii) of the Loan Agreement, (iii) pay to
Owner any insurance proceeds or other compensation, in excess of its payment obligations pursuant to subclause
(ii) hereof, and (iv) be entitled to the credit referred to in Section 5.04(b)(iii) with respect to its payment obligations pursuant to subclause (ii) hereof.
Upon Charterer's payment pursuant to subclause (ii) hereof (to the extent modified by subclause (iv) hereof), this Charter shall terminate.

     19.  BILLS OF LADING.

          Charterer shall utilize its customary
contracts of affreightment, including its long form and short form bills of lading, the standard form of Military Sealift Command Shipping Agreement, and cargo charter parties all of which foregoing documents shall include Clause Paramount, Liberties Clause, General
Average Clause, New Jason Clause, and Both-to-Blame
Collision Clause.

     20.  GENERAL AND PARTICULAR AVERAGE.

          Average adjusters, appointed by Charterer from a list of adjusters satisfactory to Owner, shall attend to the settlement and collection of both general and particular average losses subject to the customary charges. Charterer agrees to assist the adjuster in preparing the average statement and to take all other possible measures to protect the interests of the Vessel and Owner.

     21.  SALVAGE.

          All earned salvage will be for Charterer's account.

     22.  LIENS.

          (a)  Neither Charterer nor the Master of the
Vessel nor any other Person shall have the right, power, or authority to create, incur or permit to be placed upon the Vessel any liens whatsoever other than those permitted by Section 14 of the Mortgage, and shall hold harmless and indemnify Owner and the Vessel
Lender against the claims and demands of all Persons whomsoever arising as a result of any mortgage, security interest, lien or charge whatsoever on the Vessel, except that such undertaking by Charterer shall not apply to the lien of the Mortgage.

          (b) Charterer shall at all times, at its own cost and expense, comply with and discharge Owner's obligations under Sections (15), (16) and (22) of the Mortgage with respect to the release and discharge of any lien or levy against the Vessel, and shall give notice to Owner if it shall be required to give notice to the Vessel Lender pursuant to said Section (16).

          (c)  Charterer agrees to carry a properly
certified copy of this Charter and the Mortgage with the ship's papers on board the Vessel, and agrees to exhibit the same to any person having business with such Vessel and to any representative of the Vessel
Lender, and agrees also to exhibit the same to any representative of Owner on demand.

          (d)  Charterer further agrees to fasten in
the Vessel in a prominent place, and to maintain during the Charter Period a framed printed or typewritten notice in plain type and which shall cover a space of not less than six (6) inches wide by nine (9) inches high (or of such other dimensions as may be required by law) reading substantially as follows:

                 ONOTICE OF FIRST PREFERRED
                  SHIP MORTGAGE AND CHARTER

     THIS VESSEL IS OWNED BY M.V. PRESIDENT KENNEDY,
     LTD., A DELAWARE CORPORATION (THE OSHIPOWNERO),
     AND IS CHARTERED BY AMERICAN PRESIDENT LINES,
     LTD., A DELAWARE CORPORATION, AND IS COVERED BY A
     FIRST PREFERRED SHIP MORTGAGE IN FAVOR OF
     KREDITANSTALT FUR WIEDERAUFBAU, UNDER AUTHORITY OF
     THE REPUBLIC OF THE MARSHALL ISLANDS.  UNDER THE
     TERMS OF SAID MORTGAGE AND CHARTER, NEITHER THE
     SHIPOWNER, ANY CHARTERER, THE MASTER OF THE VESSEL
     NOR ANY OTHER PERSON, HAS ANY RIGHT, POWER OR
     AUTHORITY TO CREATE, INCUR OR PERMIT TO BE PLACED
     OR IMPOSED UPON THIS VESSEL ANY LIEN WHATSOEVER
     OTHER THAN THE LIEN OF SAID MORTGAGE AND LIENS FOR
     WAGES OF A STEVEDORE WHEN EMPLOYED DIRECTLY BY THE
     SHIPOWNER, OPERATOR, MASTER, OR ANY AGENT OF THE
     VESSEL, FOR CREW'S WAGES, FOR GENERAL AVERAGE, FOR
     SALVAGE, AND, TO THE EXTENT SUBORDINATE TO THE
     LIEN OF SAID MORTGAGE, FOR CERTAIN LIENS INCIDENT
     TO CURRENT OPERATIONS OR FOR REPAIRS OR CHANGES
     PERMITTED BY THE MORTGAGE.O

     23.  TRANSFER OF ASSIGNMENT.

          Charterer shall not, without Owner's and the Vessel Lender's prior written consent, sell, demise, charter, transfer, or assign this Charter or any interest therein, or, without such consent, make any arrangement whereby the maintenance, management, or operation of the Vessel is to be performed by any other person, except with respect to requisition or other governmental taking, and except that Charterer may subcharter the Vessel on a time basis as long as Charterer shall, at its own cost and expense, comply with Section 9.02(b) of the Loan Agreement; provided that, notwithstanding such subcharter, Charterer remains fully liable for all of its obligations under the Charter Documents. Charterer shall have the right to voyage charter the Vessel, or to arrange for space or slot charters of a portion of the Vessel in connection with Charterer's normal liner service.

     24.  EVENTS OF DEFAULT AND REMEDIES.

          (a)  The following shall constitute an event
of default under this Charter (hereinafter called a OEvent of DefaultO):

          (i) Charterer's failure to pay the whole or any part of any Charter Hire or Supplemental
          Charter Hire under the terms of this Charter and such default remains unremedied for three
          (3) Business Days after the due date thereof;
          or

          (ii) default by Charterer in the due and punctual observance and performance of
          Charterer's obligations under SECTION 22, the third sentence of SECTION 25, SECTION 26(b),
          c), (d) or (g) of this Charter, Sections
          15(b), 16, 21(y) and (z), 23, 29(a), (b), (f)
          and (j) of the Mortgage (and to the extent that such default exposes the Vessel to forfeiture, Sections 21(x) and 22 of the Mortgage); or

          (iii) any insurance on the Vessel required to be maintained by Charterer in performance of Owner's obligations is canceled due to non-payment of premiums and otherwise not immediately replaced or the Vessel otherwise ceases to be insured in accordance with the provisions of the Mortgage on the Vessel; or

          (iv) default by Charterer (other than as specified in paragraphs (ii) and (iii) of this SECTION 24(a) in the due and punctual performance of Owner's obligations under
          SECTION 26(e), (f), (g), (h) and (i) of this
          Charter and Charter's performance of Owner's obligations under Sections 18, 21, 22, 24,
          25, 26, 28, 50(a) and (b) and 51 of the
          Mortgage, in each case, which shall continue for thirty (30) days after written notice from the Agent, Owner or Charter Guarantor.

          (v) an "Event of Default" under any other
          [HDW] [Daewoo] Charter or under any [HDW]
          [Daewoo] Charter.

          (vi) Charterer or Charter Guarantor is in breach in the performance or observance of this Charter, the Charter Hire Guarantee or any other of the Operative Documents to which either of them is a party (not being a default which falls within paragraphs (i),
          (ii), (iii), (iv) or (v) of this SECTION
          24(a)) and if it is capable of being remedied and such breach is not remedied within thirty
          (30) days after receipt by Charterer of
          notice of such breach from Owner or (so long as the Mortgage is in effect), the Agent; or

          (vii) Charterer or any of its Subsidiaries which is a party to a Charter or Charter
          Guarantor is in default in the payment when due of any sum or sums which aggregate in excess of Five Million Dollars (USD5,000,000) at any one time under any documentation relating to any other Financial Indebtedness whatsoever (excluding for this purpose the HDW Tranche and the Daewoo Tranche), and such Financial Indebtedness shall have been accelerated in accordance with the terms thereof; or

          (viii) there is a final, unappealable and enforceable judgment made against Charterer, any of Charterer's Subsidiaries which is a party to a Charter or Charter Guarantor greater than 5% of the Tangible Net Worth of Charter Guarantor; or

          (ix) any representation or warranty made by or on behalf of Charterer or Charter
          Guarantor in this Charter or in any of the Operative Documents or by Charterer or Charter Guarantor in any certificate, statement or other document issued by or on behalf of Charterer or Charter Guarantor pursuant to any of the Operative Documents shall prove to have been incorrect or misleading in any material respect when made or deemed made; or

          (x) without the prior written consent of Owner and (so long as the Mortgage remains in effect) the Agent, there is a merger of Charterer or Charter Guarantor otherwise than as permitted under the Operative Documents;
          or

          (xi) any license, authorization, consent or approval at any time necessary to enable
          Charterer or Charter Guarantor to comply with its obligations under this Charter, the Charter Guarantee or any of the other
          Operative Documents is revoked or not granted or fails to remain in full force and effect for a period of thirty (30) days after notice thereof from Owner and (while the Mortgage is in effect) the Agent with respect to the Vessel; or

          (xii) Charterer or Charter Guarantor shall
          (i) file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or seek any relief or forbearance under any bankruptcy or insolvency or other similar law, (ii) make an assignment for the benefit of creditors, or (iii) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to itself or any substantial part of its property; or

          (xiii) a court or governmental authority of competent jurisdiction in an involuntary case under applicable bankruptcy laws, as now or hereafter constituted, or any insolvency or similar law, shall enter an order appointing, without consent by Charterer or Charter
          Guarantor, a custodian, receiver, trustee or other officer with similar powers with respect to Charterer or Charter Guarantor or with respect to any substantial part of Charterer's or Charter Guarantor's property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of
          Charterer or Charter Guarantor, and any such order or petition is not dismissed or stayed within sixty (60) days after the earlier of the entering of any such order or the approval of any such petition; or

          (xiv) default by Charterer of its obligations under SECTION 26(a) of this Charter.

          (b)  If an Event of Default shall have
occurred and be continuing:

          (i) Upon declaration by Owner by notice in writing to Charterer, Owner shall be immediately entitled to payment of all amounts which are due and payable under this Charter and, as damages for loss of a bargain and not as a penalty, whichever in the following amounts Owner, in its sole discretion, shall specify: (A) that sum with respect to the Vessel which shall be equal to the excess, if any, of (1) the present value of the unpaid balance of total Charter Hire which would otherwise have been paid over the Charter Period but for such declaration by Owner, discounted a rate of 6% per annum over
          (2) the fair market rental value of the
          Vessel, as determined by Owner, for the
          period from the date of such Owner's
          declaration to the date the Charter would have terminated but for such declaration, or
          (B) that sum with respect to the Vessel which shall be equal to the excess, if any, of (1) the amount specified in subclause A (1) above over (2) the amount Owner estimates to be the fair market sale value of the Vessel;
          provided that, (C) in the event Owner shall have sold the Vessel, in lieu of collecting any amounts payable to Owner by Charterer pursuant to the preceding clauses (A) or (B) of this Section 24(b)(i), Owner, if it shall so elect, may demand that Charterer pay
          Owner, as liquidated damages for loss of a bargain and not as a penalty, an amount equal to the excess, if any, of (1) the amount specified in subclause A(1) above over (2) the net proceeds of such sale, plus interest on the unpaid balance of any such excess amounts immediately payable to Owner by Charterer pursuant to clauses (A), (B) or (C) at the Default Interest Rate commencing on the date of such declaration by Owner to the date of payment; provided, further, if an Event of Default hereunder shall have occurred and be continuing hereunder and if the Vessel Lender shall have declared or shall have been deemed to have declared the whole or any part of the outstanding principal amount of the [HDW] [Daewoo] Notes with respect to the Subportion relating to the Vessel to be immediately due and payable by Owner pursuant to Section 12.01 of the Loan Agreement and Section (31) of the
          Mortgage, the amount immediately payable hereunder shall in all events be not less than the principal amount and interest on such accelerated [HDW] [Daewoo] Notes together with interest from the date of such declaration to the date of payment on overdue principal at the Default Interest Rate plus any other amounts comprising Basic Hire due and payable;

          (ii) Upon such declaration or deemed
          declaration of acceleration pursuant to
          clause (i) hereof, Owner may:

               (A)  Institute and prosecute any
          judicial, extra judicial, or administrative proceedings as it may consider appropriate to recover any or all sums due, or declared due, with respect to Charter Hire and with respect to any Supplemental Charter Hire due, with the right to enforce payment of said sums against any assets of Charterer;

               (B)  Owner may take possession of the
          Vessel, with or without legal proceedings, at any place where the Vessel may be found (and
          Charterer shall forthwith surrender
          possession of the Vessel to Owner on demand);
          and

               (C)  Owner may terminate Charterer's
          rights under this Charter.

          (c)  In case there shall be pending
proceedings for the bankruptcy or for the reorganization of Charterer under any applicable law or in connection with the insolvency of Charterer or in case a receiver or trustee shall have been appointed for its property or its creditors, Owner, irrespective of whether Charter Hire shall then be due and payable as herein expressed or by declaration of acceleration or otherwise, shall be entitled and empowered to intervene in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of Charter
Hire or Supplemental Charter Hire owing and unpaid, and to file such other papers or documents as may be necessary or advisable in order to have the claims of Owner allowed in any judicial proceeding relative to Charterer, its creditors, or its property, and to collect and receive any money or other property payable or deliverable on any such claims. Nothing contained in this Charter shall be deemed to give Owner any right to accept or consent to any plan of reorganization or otherwise by action of any character in any such proceeding to waive or change in any way any right of any Holder.

          (d) No right or remedy herein conferred upon or reserved to Owner is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and, in addition to every other right and remedy given hereunder or under the other Charter Documents or now or hereafter existing at law, in equity, in admiralty, by statute or otherwise. The assertion or employment of any right or remedy hereunder or otherwise shall not prevent the concurrent or subsequent assertion or employment of any other right or remedy hereunder or otherwise.

          (e)  No delay or omission of Owner to
exercise any right or remedy accruing upon any Event of Default nor any course of dealings between Owner and Charterer shall impair any such right or remedy or constitute a waiver of any Event of Default or an acquiescence therein nor shall any single exercise or partial exercise of any such right or remedy preclude any other exercise thereof or any exercise of any other or further right or remedy; nor shall the acceptance by Owner of any security or any payment of any part of Charter Hire or Supplemental Charter Hire maturing after any Event of Default or of any payment on account of any past default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby. Every right or remedy given by this Charter or any other Charter Document or by law to Owner may be exercised from time-to-time, and as often and in such order as may be deemed expedient, by Owner.

          (f)  In case Owner shall have proceeded to
enforce any right, power or remedy under this Charter or under any other Charter Document, and such proceeding shall have been discontinued or abandoned for any reason or shall have been adversely determined to Owner, then, and in every such case, Charterer and Owner shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Charter or any other
Charter Documents, as the case may be, and all rights, remedies and powers of Owner shall continue as if no such proceedings had been taken.

          (g)  Subject to the provisions of Section
24(b) hereof, Owner shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to Owner under this Charter or any other Charter Document.

          (h) Charterer hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, bringing of suit, and diligence in taking any action to collect amounts called for under this Charter at any time in connection herewith.

          (i) No right or remedy herein conferred upon or reserved to Owner is intended to be exclusive, but cumulative and in addition to any other right and remedy given hereunder or under the other Charter
Documents.

     25.  SPECIAL CONDITIONS; SUBORDINATION TO THE LIEN
OF THE MORTGAGE.

          (a)  During the period of this Charter,
Charterer may substitute its own stack marks and insignia for those of Owner on the Vessel.

          (b)  Owner shall effect initial registry of
the Vessel in the official name designated by Charterer.

          (c)  This Charter and each and every
provision hereof shall be subject and subordinate to each and every provision of the Mortgage in each and every right and any remedy of any party hereto is subject and subordinate to each and every right and remedy of any party to the Mortgage. Any lien of Charterer against the Vessel for breach of this Charter
(whether pleaded and proved as a tort or otherwise) shall be subject and subordinate to the lien of the Mortgage. Charterer agrees not to take any action under this Charter or otherwise which would violate, or cause Owner to violate, any provisions of the Mortgage.
Charterer shall establish and maintain, or if appropriate, require Owner to establish and maintain
(i) the Mortgage and any Replacement Mortgage(s) to be valid and enforceable and duly registered on the Vessel having the priority of record required under the terms of the Operative Documents, (ii) each Security
Document, and the liens or security interests created or intended to be created thereunder to be and remain in full force and effect. Owner agrees to execute such documents and furnish such information as Charterer may request in order to assist Charterer in the discharge of Charterer's obligations as set forth in the preceding sentence of this Section 25. In addition to all other obligations assumed by Charterer hereunder, Charterer will at all times, and at its own expense, comply with and discharge Owner's obligations, and shall be entitled to all the benefits and rights of Owner, under the following sections of the Mortgage, all in accordance with the provisions of said sections:
(i) Section (18) with respect to notice of Events of Default, (ii) Section (21) with respect to operation of the Vessel in accordance with law, (iii) Section (23) with respect to the maintenance of the Mortgage, (iv)
Section 25(c) with respect to dealing with the Vessel's equipment (in connection with which Charterer may act without Owner's consent whenever Mortgagee consent is not required), and (v) Sections (28), (50)(a) and (b) and (51) with respect to the payment or reimbursement of expenses.

     26.  COVENANTS OF CHARTERER.

          Charterer shall take whatever action is
necessary (not contrary to applicable law and not contrary to the maintenance of the separate corporate status of each of such Subsidiaries) as to any of its Subsidiaries which is a party to a Charter, to:

          (a)  prevent any of such Subsidiaries from
voluntarily or involuntarily committing or being subjected to an OEvent of BankruptcyO and will not suffer any of such Subsidiaries voluntarily or involuntarily to commit or be subjected to an Event of Bankruptcy. For the purposes of this SECTION 26(a), an "Event of Bankruptcy" shall mean any of the events relating to such Subsidiaries described in SECTION
24(a)(xii) and (xiii) of this Charter;

          (b)  cause any of such Subsidiaries not to
breach any of its representations and warranties as to ownership, possession, mortgages, security interests and lien status and its obligations to defend and hold harmless the Mortgagee of such Vessels in respect thereof as required under the first paragraph of
Section 14 of the Mortgages;

          (c)  prevent, and not suffer any of such
Subsidiaries to, breach any of such Subsidiaries' obligations under Section 17 of the Mortgage;

          (d)  prevent, and not suffer any of such
Subsidiaries, to breach any of such Subsidiaries' representations and warranties under Section 20(a) of the Mortgage;

          (e)  cause such Subsidiaries faithfully to
observe all covenants and conditions set forth in
Section 20(b) and (c) of the Mortgage;

          (f)  cause such Subsidiaries to comply
faithfully with the provisions of Section 25 of the Mortgage;

          (g)  cause such Subsidiaries to comply
faithfully with the provisions of Section 27 of the Mortgage;

          (h)  cause such Subsidiaries to obtain and
maintain in full force and effect all licenses, authorizations, consents and approvals to enable them to comply with their obligations under this Charter and the other Operative Documents;

          (i)  cause such Subsidiaries to remedy any
breach of any of the Operative Documents not mentioned in paragraphs (a) through (h) of this SECTION 26, except the failure or breach of any of such Subsidiaries to pay Vessel Indebtedness in respect of any Vessel.

     27.  OWNERSHIP.

          So long as this Charter shall be in effect, Charterer's interest in the Vessel shall be solely that of a bareboat charterer. There shall be no option to purchase or other right to acquire a legal or equitable ownership interest in the Vessel permitted or impled so long as this Charter shall be in effect. Any contract or implied right of Charterer to a legal or equitable interest in the Vessel made or given while this Charter is in effect shall be void and unenforceable.

     28.  AMENDMENT.

          This Charter shall be binding upon, in or to the benefit of and enforceable by the parties hereto and their respective successors and assigns. Neither this Charter nor any provision hereof may be amended, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, modification, waiver, discharge or termination is sought; provided that no such amendment, modification, waiver, discharge or termination shall be made without the prior written consent of the Vessel Lender.

     29.  APPLICABLE LAW.

          This Charter shall be construed and governed in accordance with the admiralty and maritime law of the United States of America and where applicable the law of the State of New York (other than the law of the State of New York governing choice of law).

     30.  NOTICES.

          All notices or other communications by either party to the other shall be in writing. If such notice is to Charterer, it shall be addressed to:

          American President Lines, Ltd.
          1111 Broadway
          Oakland, CA 94607
          Telephone:     (510) 272-8000
          Facsimile:     (510) 272-8932
          Telex:         671 4840
          Answerback:    APL OAK
          Attention:     Treasurer

          If to Owner, it shall be addressed to:

          M.V. President Kennedy, Ltd.
          1111 Broadway
          Oakland, CA 94607
          Telephone:     (510) 272-8000
          Facsimile:     (510) 272-8932
          Telex:         671 4840
          Answerback:    APL OAK
          Attention:     Treasurer

          Any notices or communications provided for herein shall be deemed to have been given, unless otherwise expressly provided herein, at the time of mailing when (in the case of telex) the addressee's answerback shall have been received at the end of the transmission thereof or (in the case of any letter) when delivered to that address by facsimile or personally) or when actually received by the relevant party after being deposited in the post, first class, postage prepaid, in an envelope addressed as above. Any party shall have the right to change the address at which it is to receive notices upon fifteen
     (15) days prior written notice.

     31.  CONSENT TO ASSIGNMENT.

          Charterer hereby consents to the assignment of all of Owner's rights, title and interest in and to this Charter to the Vessel Lender pursuant to the [
] Charter Assignment as security for the payment and performance of the Owner Obligations with respect to the Vessel and agrees to make all payments due hereunder to the accounts specified and otherwise in accordance with Section 5.06 of the Loan Agreement, except that so long as no Event of Default shall have occurred and be continuing, Charterer may make payments of Additional Charter Hire directly to Owner.

     IN WITNESS WHEREOF, the parties hereto have caused this Charter to be executed the day and year first above written.

                                [               ],
                                      as Owner

                                By:
                                __________________________
                                    Title:

                                AMERICAN PRESIDENT
                                LINES, LTD.,
                                         as Charterer

                                By:
                                ___________________________
                                     Title:

RECEIPT OF ORIGINAL EXECUTED
COUNTERPART ACKNOWLEDGED:

     [    ]

     By: _______________________________
                                            EXHIBIT A-1
                                  TO SECOND AMENDED AND
                                  RESTATED AGREEMENT TO
                                    ACQUIRE AND CHARTER


     Omitted pursuant to Instruction 2 to Item 601 of
Regulation S-K.  Same as Exhibit I to Exhibit A to the
Agreement to Acquire and Charter filed as Exhibit 10.6 with Registrant's Form 10-Q for the quarter ended April
8, 1994, except the recitals refer to the Second
Amended and Restated Agreement to Acquire and Charter dated September 1, 1995 and related documents.
                                            EXHIBIT B-1
                                  TO SECOND AMENDED AND
                                  RESTATED AGREEMENT TO
                                    ACQUIRE AND CHARTER


                      __________, 199 _


Kreditanstalt fur Wiederaufbau
Palmengartenstrasse 5-9
60325 Frankfurt am Main
Federal Republic of Germany

     RE:  Container Vessel Named __________,
          Identified by Howaldtswerke-Deutsche Werft AG
          (the OContractorO) as Contractor's Hull
          No. [297] [298] [299] (the "Vessel") - B IV a
          F(W) 753

Dear Sirs:

     We refer to a Second Amended and Restated
Agreement to Acquire and Charter (the OAcquisition
AgreementO) dated as of September 1, 1995, and made between yourselves as Agent and Lender and ourselves as Transferee (among other parties). Terms defined in the Acquisition Agreement have the same meanings herein.

     In relation to the Vessel, we hereby confirm that we are ready to take delivery of and accept the Vessel pursuant to [the Acquisition Agreement] [that certain
Exchange Agreement dated as of the date hereof between __________ and ourselves].

     We also confirm that the Vessel is recommended for class "__________" with The American Bureau of Shipping as per the photocopy or duplicate interim classification certificate attached hereto, and that there is no lien or encumbrance on the Vessel.

                                Yours faithfully,

                                [NAME OF TRANSFEREE]


                                By:
                                ___________________________
                                     Name:
                                     Title:

Attachment
                                            EXHIBIT B-2
                                  TO SECOND AMENDED AND
                                  RESTATED AGREEMENT TO
                                    ACQUIRE AND CHARTER


                      __________, 199 _


Commerzbank AG
Ness 7-9
D-20457 Hamburg
Federal Republic of Germany

     RE:  Container Vessel Named __________,
          Identified by Daewoo Shipbuilding & Heavy
          Machinery,
          Ltd. (the OContractorO) as Contractor's Hull
          No. [4028] [4029] [4033] (the OVesselO) - B
          IV a F(W)
          753

Dear Sirs:

     We refer to a Second Amended and Restated
Agreement to Acquire and Charter (the "Acquisition
Agreement") dated as of September l, 1995, and made between yourselves as Syndicate Agent and ourselves as Transferee (among other parties). Terms defined in the Acquisition Agreement have the same meanings herein.

     In relation to the Vessel, we hereby confirm that we are ready to take delivery of and accept the Vessel pursuant to the [Acquisition Agreement] [that certain
Exchange Agreement dated as of the date hereof between __________ and ourselves].

     We also confirm that the Vessel is recommended for class "__________" with The American Bureau of Shipping as per the photocopy or duplicate interim classification certificate attached hereto, and that there is no lien or encumbrance on the Vessel.

                                Yours faithfully,

                                [NAME OF TRANSFEREE]


                                By:
                                ____________________________
                                     Name:
                                     Title:

Attachment

                                              EXHIBIT C
                                  TO SECOND AMENDED AND
                                  RESTATED AGREEMENT TO
                                    ACQUIRE AND CHARTER







         [HDW] [DAEWOO] [SECOND] CHARTER ASSIGNMENT

                              From

               [                   ], Assignor

                              To

               [                   ], Assignee


                    Dated: ____________, 199_


         [HDW] [DAEWOO] [SECOND] CHARTER ASSIGNMENT

     This [Second] Charter Assignment dated , 199_ is
made between (i) [        ], a Delaware corporation
(the "Assignor") and (ii) [       ], a [        ] (the
"Assignee").

                    W I T N E S S E T H:

     WHEREAS, American President Lines, Ltd. ("APL"), a wholly-owned subsidiary of American President
Companies, Ltd. ("APC"), has heretofore entered into that certain Loan Agreement dated March 14, 1994, as amended by Amendment No.1 thereto dated May 19, 1995, as further amended by Amendment No. 2 thereto dated
September 1, 1995 (as the same may be further amended or supplemented in accordance with its terms, the "Loan
Agreement"), by and among APL, the Assignor, the other corporations identified as Transferees therein, the Assignee, [Kreditanstalt fur Wiederaufbau ("KfW")]
[Commerzbank AG, Hamburg (the Syndicate Agent)], and the banks listed on Schedule I thereto (each a "Syndicate Member" and collectively the "Syndicate") with respect to the purchase financing of six (6) container vessels, including the Vessel described below;

     WHEREAS, in accordance with the Loan Agreement and
that certain Second Amended and Restated Agreement to
Acquire and Charter dated September 1, 1995 (as the
same may be further amended or supplemented in
accordance with its terms, the "Acquisition
Agreement"), among the parties to the Loan Agreement,
APL has assigned its rights to receive delivery of the
Vessel described below from [HDW] [Daewoo] to [   ]
(the "Original Owner");

     WHEREAS, on the date hereof, the Original Owner acquired the Vessel from [HDW] [Daewoo];

     WHEREAS, in accordance with that certain Exchange
Agreement dated as of the date hereof between APL and the Original Owner, APL has acquired the Vessel described below on the date hereof from the Original
Owner;

     WHEREAS, APL has [simultaneously herewith] entered into a First Mortgage on the Vessel in favor of the Assignee as security for the Owner Obligations referred to [below in respect of the Vessel] [therein] [and has also entered into a Second Mortgage on the Vessel in favor of KfW as security for the Obligations referred to [therein] [below]];

     WHEREAS, APL has transferred the Vessel to the Assignor and the Assignor has assumed the above-referenced First Mortgage pursuant to that certain
Assumption of First Preferred Ship Mortgage dated the date hereof between APL and the Assignor [and has assumed the above-referenced Second Mortgage pursuant to that certain Assumption of Second Preferred Ship
Mortgage dated the date hereof between APL and the Assignor];

     WHEREAS, the Assignor has accepted title to, and
is currently the registered owner of, the Republic of
The Marshall Islands flag vessel [     ], Official
Number [      ] (the "Vessel") [and the Assignor has
undertaken all of the payment and certain of the performance obligations relating to Vessel Indebtedness in respect of the Vessel under the Loan Agreement (the
"Owner Obligations")];

     WHEREAS, the Assignor has let and demised the Vessel to APL as charterer (the "Charterer") and the Charterer has hired the Vessel from the Assignor on the terms and conditions set forth in the Bareboat Charter
Party dated the date hereof (the "Charter"), such charter of the Vessel being effective upon the execution and delivery of the Charter;

     [WHEREAS, pursuant to that certain Charter Hire
Guarantee executed by APC in favor of the Assignor (the
"Charter Hire Guarantee"), APC has guaranteed the
Charterer's obligations to pay Charter Hire and Supplemental Charter Hire under the Charter;]

     [WHEREAS, as contemplated by the Acquisition
Agreement, the Assignor is entering into a Charter
Assignment relating to the Charter in favor of the Syndicate Agent (the "Charter Assignment");]

     WHEREAS, as contemplated by the Acquisition
Agreement, the Assignor is entering into this [Second]
Charter Assignment relating to the Charter in favor of the Assignee, and the Charterer is consenting to such [Second] Charter Assignment pursuant to the Charter;

     WHEREAS, capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Loan Agreement and the Acquisition Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1.   The Assignor hereby sells, pledges,
hypothecates, assigns, transfers and sets over unto the Assignee and unto the Assignee's successors and assigns, not absolutely but as security only for the payment and performance [by the Assignor] of the [Owner
Obligations] [Obligations (as defined in the Second
Mortgage) and any other obligations secured by the Second Mortgage (the "Owner Obligations")], and grants to the Assignee a [first] [second] priority security interest in all right, title and interest of the Assignor in and to (i) the Charter [and the Charter
Hire Guarantee], all monies due and to become due and claims for monies due and to become due, and all claims for damages arising out of the breach of, the Charter
[and the Charter Hire Guarantee], together with any extensions, renewal modifications, changes or amendments of the Charter [and the Charter Hire
Guarantee], (ii) the rights, if any, of the Assignor as a secured party in and to the Vessel under the Charter, and (iii) any and all proceeds of the foregoing [;
provided, however, that until an Event of Default (as that term is defined in the Loan Agreement and the First Mortgage) shall have occurred and be continuing and an Event of Default under the Charter (as defined therein) has occurred and is continuing all payments of Additional Charter Hire payable under the Charter may be made directly to the Assignor].

     2. The Assignor hereby agrees, represents and warrants that:

     (a)  [Each of] the Charter [and the Charter Hire
Guarantee] is in full force and effect and enforceable in accordance with its terms;

     (b) The Assignor is not in default of any of the terms of the Charter;

     (c) Neither the whole nor any part of the right, title and interest hereby assigned are the subject of any present assignment or pledge other than the assignment contained herein [and the Second Charter
Assignment in favor of Kreditanstalt fur Wiederaufbau], and so long as this [Second] Charter Assignment shall remain in effect, the Assignor will not, without the prior written consent thereto of the Assignee, assign or pledge the whole or any part of the right, title and interest hereby assigned to anyone other than the Assignee, its successors or assigns;

     (d) The Assignor will not take or omit to take any action, the taking or omission of which might result in any alteration or impairment of the Charter[, the Charter Hire Guarantee] or this [Second] Charter
Assignment or any of the rights created by the Charter[, the Charter Hire Guarantee] or this [Second]
Charter Assignment;

     (e)  To the knowledge of the Assignor, the
Charterer is not in default of any of the terms of the Charter;

     (f) [Subject to the rights of the Syndicate Agent under the Charter Assignment] [The] Assignor will not enter into or consent to any amendment, modification or other alteration of the Charter [or the Charter Hire
Guarantee] without first obtaining the prior written consent of the Assignee. Any amendment, modification or other alteration made without the written consent of the Assignee shall be null and void.

     (g) In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Charterer under any applicable law or in connection with the insolvency of the Charterer, its property or its creditors, the Assignee, irrespective of whether
Charter Hire (as defined in the Charter) shall then be due and payable as provided in the Charter or by declaration of acceleration or otherwise, shall be entitled and empowered to intervene in such proceedings or otherwise, to file and prove a claim or claims for all amounts required to be paid by Charterer under the Charter following such declaration owing and unpaid, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Assignor allowed in any judicial proceeding relative to the Charterer, its creditors, or its property, and to collect and receive any money or other property payable or deliverable on any such claims, and to have the same applied pursuant to Section [5.09(a)]
[5.09(b)] of the Loan Agreement. Nothing contained in this [Second] Charter Assignment shall be deemed to give the Assignee any right to accept or consent to any plan of reorganization or otherwise by action of any character in any such proceeding to waive or change in any way any right of any Holder.

     (h) Any monies collected by the Assignor pursuant to enforcement of any of its rights under the Charter[, the Charter Hire Guarantee] or under any other Charter
Document on account of the occurrence of an Event of Default by or on behalf of the Assignor shall be payable to the Assignee and distributed in accordance with Section [5.09(a)] [5.09(b)] of the Loan Agreement.

     3.   Notwithstanding this Assignment, it is
acknowledged, understood and agreed that:

     (a) The Assignor will remain liable to perform all of the owner's obligations and duties under the Charter.

     (b) The Assignor will be deemed the owner under the Charter except as expressly set forth herein.

     (c) The Assignee shall have no obligation or liability under or pursuant to the Charter by reason of or arising out of this Assignment, nor to present or file any claim, nor to take any other action to collect or enforce the performance obligations of the Charterer or payment of any amounts which have been assigned to the Assignee or to which the Assignee may be entitled under this [Second] Charter Assignment at any time or times;

     (d) So long as no Event of Default (as that term is defined in the Loan Agreement and the First Mortgage
[and the Second Mortgage]) has occurred, is continuing and shall not have been cured and waived and no Event of Default under the Charter (as defined therein) has occurred and is continuing, neither the Assignee, the Assignor nor any successor thereof shall interfere with the Charterer's possession and its peaceful and quiet enjoyment of the Vessel.

     4. The Assignor confirms to the Assignee its authorization and direction to the Charterer in the Charter to make payment of all monies due and to become due under or arising out of the Charter at the time and in the manner set forth in Section 2(b) of the Charter.

     5.   The Assignor does hereby constitute the
Assignee, its successors and assigns, the Assignor's true and lawful attorneys, irrevocably, with full power
(in the name of the Assignor or otherwise), upon an Event of Default under the Loan Agreement or the First
Mortgage [or the Second Mortgage], and in accordance therewith, to ask, require, demand, receive, compound and give acquittance for any and all monies, and claims for monies and rights hereby assigned, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Assignee may deem to be necessary or advisable in the premises.

     6. The Assignor hereby irrevocably authorizes the Assignee, at the Assignor's expense, to file such financing and continuation statements relating to this [Second] Charter Assignment without the Assignor's signature, as the Assignee at its option may deem appropriate and appoints the Assignee as the Assignor's attorney-in-fact to execute any such statements in the Assignor's name and to perform all other acts which the Assignee may deem appropriate to perfect and continue the security interest conferred hereby.

     7.   The assignment of the Charter [and the
Charter Hire Guarantee] to the Assignee provided for herein shall take effect immediately upon the execution hereof and the powers and authorities granted to the Assignee, its successors or assigns herein, having been given for valuable consideration, are hereby declared to be irrevocable.

     8. The Assignor hereby agrees that at any time and from time to time, upon the written request of the Assignee, its successors and assigns, it will promptly and duly execute and deliver any and all such further instruments and documents as the Assignee, its successors or assigns, may reasonably require in order to obtain the full benefits of this [Second] Charter
Assignment and of the rights and powers herein granted.

     9. This [Second] Charter Assignment shall be governed by the laws of the State of New York (other than the law of the State of New York governing choice of law) and may not be amended or changed except by an instrument in writing signed by the party against whom enforcement is sought.

     10. The Assignor hereby authorizes the Assignee to execute and file financing statements and amendments thereto as provided in Article 9 of the Uniform
Commercial Code.

     11. Notwithstanding any other provision of this [Second] Charter Assignment, this [Second] Charter
Assignment shall terminate, be void and of no further effect upon the payment in full of the Owner
Obligations, together with payment of all other amounts then due and owing secured by the First Mortgage [and the Second Mortgage; provided, however, that, in any event, this Second Charter Assignment shall terminate upon termination of the Second Mortgage in accordance with its terms].

     IN WITNESS WHEREOF, the Assignor has caused this instrument to be duly executed as of the day and year first above written.

     [              ]



    By:____________________
        Title:

                                                   EXHIBIT D
                                       TO SECOND AMENDED AND
                                       RESTATED AGREEMENT TO
                                         ACQUIRE AND CHARTER







                   CHARTER HIRE GUARANTEE
                     dated as of , 199_
                             by
             AMERICAN PRESIDENT COMPANIES, LTD.
                                  (as Guarantor)


                         in favor of

               [_____________________________]
                                     (as Obligee)



      CHARTER HIRE GUARANTEE, dated as of [      ], l99_, by

AMERICAN  PRESIDENT COMPANIES, LTD., a Delaware  corporation

(the  "Guarantor"), in favor  of  [                  ]  (the

"Obligee"). Capitalized terms used herein and not  otherwise defined  herein  shall have the meanings set  forth  in  the

Second Amended and Restated Agreement to Acquire and Charter

dated  September  1, 1995 (the "Acquisition Agreement"),  by and  among  Kreditanstalt  fur Wiederaufbau,  a  corporation organized  and  existing  under  the  laws  of  the  Federal

Republic of Germany whose address is Palmengartenstrasse  5-

9,  Postfach  11-11-41, D-60325 Frankfurt am  Main  ("KfW"),

COMMERZBANK AG (HAMBURG), a banking corporation incorporated in  the Federal Republic of Germany whose address is Ness 7-

9,  D-20457 Hamburg, (the "Syndicate Agent") and  the  banks listed  in  Schedule 1 which is attached  hereto  (KfW,  the

Syndicate Agent, and the banks listed in such Schedule 1 are hereinafter  referred to collectively as the  "Banks"),  the

corporations    listed   as   Transferees    therein    (the

"Transferees")  and  American  President  Lines,   Ltd.,   a

Delaware corporation (the "Charterer").





W I T N E S S E T H:



      WHEREAS, in accordance with the Acquisition Agreement,

APL  has  assigned  its rights to receive  delivery  of  the

Vessel  described  below from [HDW] [Daewoo]  to  [  ]  (the

"Original Owner");

      WHEREAS,  the Obligee has accepted title  to,  and  is

currently  the  registered owner of,  The  Republic  of  The

Marshall

Islands  flag  vessel [________], Official Number  [_______]

(the  "Vessel"), and the Obligee has undertaken all  of  the payment  and certain of the performance obligations relating to  Vessel  Indebtedness in respect of the Vessel under  the

Loan Agreement, (the "Owner Obligations");

      WHEREAS,  in  accordance with  that  certain  Exchange

Agreement  dated as of the date hereof between  the  Obligee and  the  Original  Owner  (the "Exchange  Agreement"),  the

Obligee has acquired the Vessel described below on the  date hereof from the Original Owner;

       WHEREAS,  the  Obligee  has  simultaneously  herewith

entered  into  a First Mortgage on the Vessel  in  favor  of

[KfW] [the Syndicate] (the "Vessel Lender"), as security for the Owner Obligations in respect of the Vessel;

      [WHEREAS,  the  Obligee  has  simultaneously  herewith

entered  into a Second Mortgage on the Vessel  in  favor  of

KfW, as security for the Obligations of the Obligee referred to therein;]

      WHEREAS, the Obligee has let and demised the Vessel to

the  Charterer and the Charterer has hired the  Vessel  from the  Obligee  on the terms and conditions set forth  in  the

Bareboat   Charter  Party,  dated  the  date   hereof   (the

"Charter"), such charter of the Vessel being effective  upon the execution and delivery of the Charter;

      WHEREAS, the Guarantor is entering into this Guarantee

in  consideration of the Banks entering into the Acquisition

Agreement and purchasing the Notes.

      Accordingly,  the  Guarantor hereby  agrees  with  the

Obligees as follows:

     SECTION 1. GUARANTEE

      1.1 The Guarantee. The Guarantor hereby guarantees  as

primary  obligor and not as a surety the full  and  punctual payment  of all amounts payable by the Charterer  under  the

Charter.   Upon  failure by the Charterer to pay  punctually

any  such  payment  required by it to  be  paid  within  any applicable  grace periods permitted under the  Charter,  the

Guarantor  shall forthwith on demand pay the amount  not  so paid  in  immediately available funds as specified  therein.

Upon  payment  by  the Guarantor of any  obligation  of  the

Charterer pursuant to this Section 1.1, such obligation with respect to such payment under the Charter shall terminate.

      1.2  Guarantee Unconditional. The obligations  of  the

Guarantor hereunder shall be irrevocable, unconditional  and absolute without regard to:

           (a)  any amendment, consent or release in respect

     of   any  of  the  terms  of  the  Charter  or  of  the

     obligations  under any thereof of any Person  (provided

     only  that  such  amendment,  consent  or  release   is

     effected  in accordance with the terms of the Charter);

     or

            (b)  any  taking,  holding,  exchange,  release,

     non-perfection or invalidity of any direct or  indirect

     security for any obligation of the Charterer under  the

     Charter; or

            c)   any  change  in  the  corporate  existence,

     structure  or  ownership  of  the  Charterer,  or   any

     insolvency, bankruptcy, reorganization or other similar

     proceeding affecting the Charterer or its assets; or

           (d)  the existence of any claim, setoff or  other

     rights which the Guarantor may have at any time against

     the Charterer; or

            (e)  any  defense  arising  by  reason  of   any

     invalidity,  unenforceability or other defense  of  the

     Charterer,  or  other defense of the  Guarantor  or  by

     reason  of  the cessation from any cause whatsoever  of

     the  liability  either  in whole  or  in  part  of  the

     Charterer  to  pay any amount payable by it  under  the

     Charter; or

           (f)  any  consent, release, renewal, refinancing,

     refunding, amendment or modification of or addition  or

     supplement  to  or waiver of any of the  terms  of  the

     Charter  or  of any other agreement which may  be  made

     relating to the Charter or of the obligations under any

     thereof of any Person (provided only that such consent,

     release, renewal, refinancing, refunding, amendment  or

     modification of or addition or supplement to or  waiver

     is  effected  in  accordance  with  the  terms  of  the

     Charter); or

           (g)  any  exercise or non-exercise of any  right,

     power, privilege or remedy under or in respect of  this

     Guarantee  or the Charter, or any waiver  of  any  such

     right, power, privilege or remedy or of any default  in

     respect  of  the  Charter,  or  any  receipt   of   any

     collateral  security or any sale, exchange,  surrender,

     release,  discharge, failure to perfect or to  continue

     perfected, loss, abandonment or alteration of, or other

     dealing with, any collateral security by whomsoever  at

     any  time  pledged or mortgaged to secure,  or  however

     securing,  any  of the Guarantor's obligations  or  any

     liabilities  (including liabilities  of  the  Guarantor

     hereunder)  incurred directly or indirectly in  respect

     thereof.

            1.3   Discharge  Only  Upon  Payment  in   Full;

Reinstatement  in  Certain Circumstances.   The  Guarantor's

obligations hereunder shall remain in full force and  effect until the amounts payable by the Charterer under the Charter shall  have  been  paid in full or the  obligations  of  the

Charterer thereunder have otherwise terminated, whichever is earlier.  If at any time any amount payable by the Charterer under the Charter is rescinded or must be otherwise restored

or    returned   upon   the   insolvency,   bankruptcy    or

reorganization   of   the  Charterer   or   otherwise,   the

Guarantor's  obligations  hereunder  with  respect  to  such payment  shall  be reinstated at such time  as  though  such payment had not been made.

           1.4  Waiver.  The  Guarantor  irrevocably  waives

acceptance of this Guarantee, presentment, demand except  as required  pursuant  to  Section  1.1  hereof,  protest,  and notice,  as  well as any requirement that at  any  time  any action  be taken by any Person against the Charterer or  any other Person.

            1.5   Subrogation.  Upon  making   any   payment

hereunder, the  Guarantor  shall be subrogated to the rights of the  Obligee under the  Charter  against  the Charterer

with  respect  to  such payment; provided   that  the

Guarantor  shall  have  no  right   of subrogation and

waives,  to the fullest extent permitted by applicable  law,

any right to any security in the Vessel which is the subject of  the Charter and to exercise any remedy which the Obligee has  or may hereafter have against the Charterer for payment of  money  until all amounts payable by the Charterer  under the Charter have been paid in full or the obligations of the

Charterer thereunder have otherwise terminated, whichever is earlier.  Nothing contained in this Guarantee shall preclude the  Guarantor  from causing the Charterer to make  payments required by the Charterer under the Charter.

           1.6  Payment Guarantee: No Set-Off or Deductions:

No  Waiver.  The  Guarantor  hereby  agrees  that  (a)  this

Guarantee  is a guarantee of payment and not of  collection,

and  shall continue in full force and effect and be  binding upon  the  Guarantor, its successors and  assigns;  and  (b)

amounts  payable  hereunder shall be paid when  due  without set-off  or  reduction for any reason whatsoever;  provided,

however,  that  nothing contained in this Section  shall  be construed  to  be  a  waiver,  modification,  alteration  or release  of  any  claims which the Guarantor  may  have  for damages or equitable relief for any breach by the Obligee of any provision of the Charter or for any loss due to any acts taken by the Obligee thereunder.

      1.7  Obligations Unaffected. The Obligee may,  at  any

time  and  from  time to time, without the  consent  of,  or notice  to,  the Guarantor, without incurring responsibility to  the  Guarantor  and without impairing,  diminishing,  or

discharging,    releasing,   suspending,   prejudicing    or

terminating  the obligations of the Guarantor hereunder,  in accordance with the terms and conditions of the Charter  and in  whole  or  in part, take or refrain from taking  (either directly or indirectly) any and all actions with respect  to the  Guarantor's obligations, this Guarantee,  the  Charter,

any  collateral security at any time granted or received for any of the Guarantor's obligations, or any Person (including any  Guarantor)  that  the Obligee determines  in  its  sole discretion  to be necessary or appropriate, whether  or  not such  action  or refraining from action varies or  increases the  risk  of,  the Guarantor; provided, however,  that  any amount  received  by  the Obligee as a result  of  any  such

action   shall   correspondingly  reduce   the   Guarantor's

obligations hereunder.

     No right of the Obligee hereunder, and no obligation of

the  Guarantor  hereunder, shall be in any  way  limited  or otherwise  impaired  by the failure of the  Obligee  (i)  to commence  any  action  or obtain any  judgment  against  the

Charterer;  (ii) to seek recourse against, or to perfect  or enforce  any  rights  in and to, any  collateral;  (iii)  to proceed against any other guarantee relating to all  or  any of  the obligations guaranteed hereunder or (iv) to exercise any  other  right, remedy, power or privilege  hereunder  or otherwise. The Guarantor waives and agrees not to assert (a)

any  right  to  require  the  Obligee  to  take  any  action

described   in  clauses  (i)  to  (iv)  of  the  immediately

preceding  sentence  and  (b)  any  defense  based  upon  an

election   of   remedies  which  destroys  or  impairs   the

subrogation  rights  of the Obligee  or  the  right  of  the

Obligee  to proceed against the Guarantor hereunder  or  the

Charterer   in   respect   of  the  obligations   guaranteed

hereunder.

           SECTION 2. Representations and Warranties of  the

Guarantor.  The  Guarantor represents and  warrants  to  the

Obligee that:

           2.1 the Guarantor is a corporation duly organized

and  validly existing in good standing under the laws of the jurisdiction of its incorporation with full corporate  power and  authority  to  conduct its  business  as  the  same  is presently conducted;

          2.2 the Guarantor has legal power and authority to

enter into and carry out the terms of this Guarantee;

          2.3 this Guarantee has been duly authorized by all

necessary  action, corporate or other, on the  part  of  the

Guarantor, and this Guarantee constitutes in accordance with its terms, a legal, valid and binding instrument enforceable against  the  Guarantor, except to  the  extent  limited  by

applicable     bankruptcy,    reorganization,    insolvency,

moratorium or other laws of general application relating  to or  affecting the enforcement of creditors' rights from time to time in effect;

            2.4  except  as  previously  disclosed  to   the

Syndicate  Agent  and  the Agent in writing,  there  are  no actions, suits or proceedings pending or, to the Guarantor's knowledge, threatened against the Guarantor, which  question the  validity  of this Guarantee or action taken  or  to  be taken  by  the  Guarantor pursuant to this  Guarantee  which would,  if  adversely determined, materially  and  adversely affect  the  performance by the Guarantor of its obligations hereunder;

           2.5  the execution and delivery of this Guarantee

by the Guarantor and the performance by the Guarantor of its obligations  under  this  Guarantee  will  not  violate  any provisions of the Certificate of Incorporation or Bylaws  of the  Guarantor and will not result in a breach of the  terms and  provisions of, or constitute a default under, any other agreement or undertaking by the Guarantor or by which it  or any  of  its property is bound or any order of any court  or administrative agency entered in any proceedings binding  on the  Guarantor, or violate any applicable statute,  rule  or regulation;

           2.6  the  Guarantor  is not  in  default  and  no

Incipient  Default has occurred, in any respect which  would materially and adversely affect the ability of the Guarantor to  perform its obligations under this Guarantee, under  any mortgage, loan agreement, deed of trust, indenture or  other agreement  with respect thereto or evidence of  indebtedness to  which it is a party or by which it is bound, and is  not in  violation of or in default, in any respect  which  would materially and adversely affect the ability of the Guarantor to  perform its obligations under this Guarantee, under  any order, writ, judgment or decree of any court, arbitrator  or

governmental   authority,  commission,  board,   agency   or

instrumentality, domestic or foreign;

           2.7  the  Guarantor has more than  one  place  of

business  and the present location of the place of  business which  is  its  chief  executive office  is  1111  Broadway,

Oakland, California 94607;

           2.8  the Guarantor has no knowledge of any actual

or   proposed   deficiency  or  additional   assessment   in

connection with any Taxes which either in any case or in the aggregate  would be materially adverse to the Guarantor  and which  would materially and adversely affect the ability  of the Guarantor to perform its obligations hereunder;

           2.9  all  Taxes  (other than taxes  based  on  or

measured by income and withholding taxes), liability for the payment  of  which  has been incurred by  the  Guarantor  in connection  with the execution, delivery and performance  by it  of each Loan Document to which it is or will be a party,

have  been  paid  (or provided for in its  accounts  if  not payable  on  or prior to the delivery date of the respective

Vessel);

            2.10   all   governmental  consents,   licenses,

permissions,  approvals, registrations or authorizations  or declarations  required (i) to enable it  lawfully  to  enter

into   and  perform  its  payment  obligations  under   this

Guarantee and to require the Charterer to perform its  other obligations  under  the Charter, (ii)  to  ensure  that  its respective obligations under clause (i) hereunder are legal,

valid  and  enforceable  and (iii) to  make  this  Guarantee admissible in evidence have been obtained or made and are in full force and effect;

      2.11 it has not taken any corporate action nor to  its

knowledge  have  any  other  steps  been  taken   or   legal

proceedings been started or threatened against  it  for  its

winding-up,  dissolution  or  reorganization  or   for   the

appointment   of   a   receiver,  administrative   receiver,

administrator, trustee or similar officer of it or of any or all of its respective assets and revenues;

           2.12  (i) no written representation, warranty  or

statement  made or other document provided by the  Guarantor in  connection with the negotiation of this Guarantee at the time  when  given is or was untrue or contains or  contained any misrepresentation of a material fact or omits or omitted to  state  any  material fact necessary  to  make  any  such statement  herein  or therein not misleading  and  (ii)  all financial projections, if any, prepared by the Guarantor and made  available  to the Obligee have been prepared  in  good faith based upon reasonable assumptions (it being understood

that   such   projections   are   subject   to   significant

uncertainties  and contingencies, many of which  are  beyond the Guarantor's control, and that no assurances can be given that any such projections will be realized);

          2.13 ERISA. To the best knowledge of the Guarantor

(i)  each  Plan maintained by the Guarantor and  each  ERISA

Affiliate  is  in  substantial compliance  in  all  material

respects  with  ERISA;  (ii)  no  Plan  maintained  by   the

Guarantor  or  any  ERISA  Affiliate  is  insolvent  or   in

reorganization; (iii) no Insufficiency or Termination  Event has occurred or is reasonably expected to occur,

and  no  "accumulated  funding  deficiency"  exists  and  no

"variance"  from  the "minimum funding  standard"  has  been granted (each such term as defined in Part III, Subtitle  B,

of  Title I of ERISA) with respect to any Plan in which  the

Guarantor or any of its Subsidiaries, or any ERISA Affiliate

is  a  participant; (iv) neither the Guarantor nor any ERISA

Affiliate has incurred, or is reasonably expected to  incur,

any  Withdrawal  Liability to any  Multiemployer  Plan;  (v)

neither  the  Guarantor,  its Subsidiaries,  nor  any  ERISA

affiliate   has   received   any   notification   that   any

Multiemployer  Plan  in  which it is  a  participant  is  in reorganization or has been terminated, within the meaning of

Title  IV  of  ERISA  and  no  such  Multiemployer  Plan  is reasonably  expected to be in reorganization  or  terminated within  the  meaning  of Title IV of  ERISA;  (vi)  no  lien imposed  under  the  Code or ERISA  on  the  assets  of  the

Guarantor or any Subsidiary or any ERISA Affiliate exists or is  reasonably  expected to arise on account  of  any  Plan;

(vii)  no  material  liability  will  be  incurred  by   the

Guarantor, its Subsidiaries, or any ERISA Affiliate  if  any

of them should terminate contributions to any other employee benefit plan maintained by them;

           2.14  it  is  not an "investment  company"  or  a

company "controlled" by an "investment company" (as each  of such terms is defined or used in the Investment Company  Act of 1940, as amended).

            SECTION  3.  Covenants  of  the  Guarantor.  The

Guarantor covenants to the Obligee that:

            3.1  The  Guarantor  will  not  consolidate   or

amalgamate with, or merge into, any other entity,  or  sell,

convey,  transfer,  lease, or otherwise dispose  of  all  or substantially all of its assets, including, but not  limited to,  by dividend (whether by one transaction or a series  of transactions and whether related or not); provided, however,

that  it may consolidate or amalgamate with, or merge  into,

any  other  entity,  or sell, convey,  transfer,  lease,  or otherwise dispose of all or substantially all of its  assets if  the  buyer,  assignee  or  transferee  corporation  (the

"Assignee")  shall  be a solvent corporation  organized  and existing  under the laws of the United States of America  or any  state thereof following such transaction and shall have executed  and delivered an agreement, in form and  substance reasonably  satisfactory  to  the  Obligees,  containing  an

assumption   by  the  Assignee  of  the  due  and   punctual

performance  and observance of all covenants and obligations of  the Guarantor hereunder, and confirming the accuracy  of any  representations and warranties made herein  as  of  the date  hereof  required with respect to  such  Assignee;  and

provided    further   that   immediately   following    such

transaction, no Incipient Default or Event of Default  shall have occurred and be continuing.

          SECTION 4. Financial Statements.

           4.1  The  Guarantor shall, as soon  as  possible,

provide to the Agent and the Syndicate Agent (a) but  in  no event later than one hundred twenty (120) days after the end of  each  fiscal year, its consolidated audited accounts  of all consolidated financial statements of the Guarantor, such financial  statements  to  be prepared  in  accordance  with generally  accepted  United  States  of  America  accounting principles  at such time consistently applied and  a  report thereon by Arthur Andersen & Co. or other independent public auditors  of internationally recognized standing as  may  be acceptable to the Agent and the Syndicate Agent, (b)  copies of  all  quarterly  reports filed with  the  Securities  and

Exchange Commission and, within seventy-five (75) days after the  end of the first three (3) quarters of its fiscal year,

unaudited  consolidated statements of income and changes  in financial  position  of the Guarantor  and  related  balance sheets  for  each  such period, all certified  as  true  and correct by a financial officer of the Guarantor, (c) as soon as  the  same  is  instituted (or, to the knowledge  of  the

Guarantor    threatened),   details   of   any   litigation,

arbitration   or  administrative  proceedings   against   or

involving  the Guarantor, the Charterer or the Vessel  which if adversely determined would have a material adverse effect on  the Guarantor, any Charterer and any of its subsidiaries on  a consolidated basis, or construction of the Vessel, and

(d)  from  time  to  time,  and on demand,  such  additional financial or other information relating to the Guarantor  as may  be  reasonably requested by the Agent or the  Syndicate

Agent.

     SECTION 5. Miscellaneous

           5.1  No  failure on the part of  any  Obligee  to

exercise,  no delay in exercising, and no course of  dealing with  respect to, any right or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise of  any right or remedy hereunder preclude any other further exercise  of  any other right or remedy. This Guarantee  may not  be  amended or modified except by written agreement  of the Guarantor and the Obligee.

           5.2  All notices or other communications required

under  the terms and provisions hereof shall be made in  the manner  provided  in  Section 15.04 of  the  Loan  Agreement addressed  as follows: to (i) Kreditanstalt fYr Wiederaufbau at:  Palmengartenstrasse 5-9, D-60325 Frankfurt am Main  (if

by  hand), Postfach 11-11-41, D-60046 Frankfurt am Main  (if by  mail),  Federal Republic of Germany, Telefax No.:  7431-

2944  or 7431-2198; (ii) to Commerzbank AG at: Ness 7-9,  D-

20457  Hamburg,  Federal  Republic  of  Germany,  Attention:

Stefan  E. Kuch, Telefax No.: 49-40-3683-4068; (iii) to  the

Guarantor  at:  1111  Broadway, Oakland,  California  94607;

Attention: Treasurer, Telefax No.: (510) 272-8931; and  (iv)

to the Obligee at: 111 Broadway, Oakland, California 94607.

           5.3  The terms of this Guarantee shall be binding

upon,  and  inure to the benefit of, the Guarantor  and  the

Obligee and their respective successors and assigns.

           5.4  No recourse shall be had for the payment  of

any  amount  payable  hereunder  against  any  incorporator,

stockholder, officer or director, as such, past, present  or future,  of  the Guarantor or of any successor  corporation,

either  directly or through the Guarantor or  any  successor

corporation,   whether  by  virtue  of  any   constitutional

provision, statute or rule of law, or by the enforcement  of any  assessment or penalty or otherwise; it being  expressly agreed  and  understood  that this  Guarantee  is  solely  a

corporate   obligation,  and  that  no  personal   liability

whatsoever  shall  attach  to,  or  be  incurred   by,   any

incorporator,  stockholder, officer or  director,  as  such,

past,  present  or  future,  of  the  Guarantor  or  of  any successor  corporation,  because of  the  incurring  of  the indebtedness hereby authorized or under or by reason of  any

of   the  obligations,  covenants,  promises  or  agreements

contained  in this Guarantee or to be implied herefrom,  and that  all liability, if any, of that character against every such incorporator, stockholder, officer and director is,  by the  acceptance of this Guarantee and as a condition of, and as  part  of  the consideration for, the execution  of  this

Guarantee, expressly waived and released.

            5.5   This  Guarantee  shall  be  construed   in

accordance with and governed by the laws of the State of New

York  (other than the law of the State of New York governing choice of law).

           5.6  The Guarantor (a) hereby irrevocably submits

itself to the jurisdiction of the Supreme Court of the State of  New York, New York County and to the jurisdiction of the

United  States District Court for the Southern  District  of

New  York  for  the purposes of any suit,  action  or  other proceeding arising out of this Guarantee or the Charter,  or

the   subject  matter  hereof  or  thereof  or  any  of  the

transactions contemplated hereby or thereby, brought by  the

Obligee or its successors, subrogees or assigns, (b)  hereby irrevocably  agrees  that, all claims  in  respect  of  such action  or proceeding may be heard and determined,  in  such

New  York State or Federal court, and (c) to the extent that

it   has   or  hereafter  may  acquire  any  immunity   from

jurisdiction of any court or from any legal process,  hereby waives  such immunity, and agrees not to assert, by  way  of motion, as a defense, or otherwise, in any such suit, action or  proceeding,  (i)  any claim that it  is  not  personally subject  to  the  jurisdiction of the above-named  New  York

State  or  Federal  courts, (ii) that the  suit,  action  or proceeding  is  brought in an inconvenient forum,  that  the venue  of  the  suit, action or proceeding is  improper,  or

(iii)  that this Guarantee or the subject matter hereof  may not be enforced in or by such courts or under any applicable law. The Guarantor hereby consents to service of process  in any  suit,  action or other proceeding arising out  of  this

Guarantee  or  the  subject matter  hereof  or  any  of  the transactions  contemplated hereby and  hereby  appoints  the

Person  set  forth  in Schedule 7 of the Loan  Agreement  as

Process Agent for the Borrower (the "Process Agent") as  its

attorneys-in-fact  to receive service  of  process  in  such action,  suit  or proceeding, it being agreed  that  service upon  the Process Agent shall constitute valid service  upon the  Guarantor and its successors and assigns. The Guarantor agrees  that  (x) the sole responsibilities of  the  Process

Agent  shall be (i) to receive such process, (ii) to send  a copy  of  any such process so received to the Guarantor,  by registered airmail, return receipt requested, at its address set  forth  in  Section 5.2 hereof, or at the  last  address filed  in writing by it with the Process Agent and (iii)  to give  prompt  telegraphic notice of receipt thereof  to  the

Guarantor  at such address and (y) the Process  Agent  shall have no responsibility for the receipt or nonreceipt by  the

Guarantor  of  such  process, nor  for  any  performance  or

nonperformance  by  it  or  its  respective  successors   or

assigns.  The Guarantor hereby agrees to pay to the  Process

Agent such compensation as shall be agreed upon from time to time  by  it  and the Process Agent for the Process  Agent's services  hereunder. The Guarantor hereby  agrees  that  its submission  to  jurisdiction  and  its  designation  of  the

Process  Agent  set  forth above is  made  for  the  express benefit  of  the Obligee and its successors,  subrogees  and assigns.  The  Guarantor agrees that it will  at  all  times continuously maintain a Process Agent to receive service  of process in the City of New York or San Francisco, California on  behalf of itself and its properties with respect to this

Agreement,  and  in  the event that,  for  any  reason,  the

Process  Agent named pursuant to this Section 5.6  shall  no longer  serve as Process Agent to receive service of process on  the  Guarantor's  behalf, the Guarantor  shall  promptly appoint  a  successor Process Agent. The  Guarantor  further agrees  that a final judgment against the Guarantor  in  any such  action or proceeding shall be conclusive, and  may  be enforced  in other jurisdictions by suit on the judgment  or in  any  other manner provided by law, a certified  or  true copy of which final judgment shall be conclusive evidence of the  fact and of the amount of any indebtedness or liability of the Guarantor therein described; provided that nothing in this Section 5.6 shall affect the right of the Guarantor  or the  Obligee  or their respective successors,  subrogees  or assigns to serve legal process in any other manner permitted by  law  or affect the right of the Guarantor or the Obligee or  their  respective successors, subrogees  or  assigns  to bring any action or proceeding against the Guarantor or  the

Obligee,  as the case may be, or its property in the  courts of  other jurisdictions. In the event of the transfer of all or  substantially all the assets and business of the Process

Agent  to  any other corporation, by consolidation,  merger,

sale of assets or otherwise, such other corporation shall be substituted  hereunder for the Process Agent with  the  same effect as if named herein in place of the Process Agent. THE

GUARANTOR  HEREBY  WAIVES  TRIAL BY  JURY  IN  ANY  JUDICIAL

PROCEEDING  TO  WHICH IT IS A PARTY INVOLVING,  DIRECTLY  OR

INDIRECTLY,  ANY MATTER (WHETHER SOUNDING IN TORT,  CONTRACT

OR  OTHERWISE)  IN ANY WAY ARISING OUT OF,  RELATED  TO,  OR

CONNECTED   WITH  THIS  GUARANTEE,  THE  CHARTER,   OR   THE

RELATIONSHIP  ESTABLISHED HEREUNDER AND WHETHER  ARISING  OR

ASSERTED BEFORE OR AFTER THE DATE HEREOF OR BEFORE OR  AFTER

THE  PAYMENT,  OBSERVANCE AND PERFORMANCE  IN  FULL  OF  THE

GUARANTOR'S OBLIGATIONS UNDER THIS GUARANTEE.

           5.7  Currency of Account. (a) The Dollar  is  the

currency  of  account or each and every  sum  due  from  the

Guarantor to the Obligee under this Guarantee in respect  of any of the obligations guaranteed hereunder.

           (b)  If  after  the occurrence of  any  Event  of

Default,  any  sum  is  due from the  Guarantor  under  this

Guarantee  or  if  any order or judgment given  or  made  in relation  hereto has to be converted from the currency  (the

"first currency") in which the same is payable hereunder  or under  such  order  or judgment into another  currency  (the

"second currency") for the purpose of:

           (i) making or filing a claim or proof against the

     Guarantor;

           (ii)  obtaining an order or judgment in any court

     or tribunal; or

           (iii)  enforcing any order or judgment  given  or

     made in relation hereto.

     (c) The Guarantor shall indemnify and hold harmless the

Obligee from and against any damages or losses suffered as a result  of any discrepancy between (A) the rate of  exchange used  for  such purpose to convert the sum in question  from the first currency into the second currency and (B) the rate or  rates  of  exchange  at which the  Obligee  may  in  the ordinary course of business purchase the first currency with the second currency in the Frankfurt foreign exchange market upon  receipt of a sum paid to it in satisfaction, in  whole or in part, of any such order, judgment, claim or proof. The above  indemnity shall constitute a separate and independent obligation  of the Guarantor from its other obligations  and shall  apply irrespective of any indulgence granted  by  the

Obligee.

           5.8  If any term of this Guarantee and any  other

application  thereof shall be invalid or unenforceable,  the remainder  of  this Guarantee and any other  application  of such terms shall not be affected thereby.

          5.9 This Guarantee shall be binding upon, inure to

the benefit of, and be enforceable by, the Guarantor and the

Obligee and their respective successors and assigns.

            5.10  The  Guarantor  hereby  acknowledges   and

consents to the assignment of this Guarantee pursuant to the terms of the

Charter Assignment dated the date hereof between the Obligee and [KfW] [the Syndicate].

     IN WITNESS WHEREOF, the Guarantor has caused this

Guarantee to be duly executed as of the date first set forth herein.



                         AMERICAN PRESIDENT COMPANIES, LTD.




By:_________________________________
                              Title:

SCHEDULE 1
page 1 of 2

NAMES AND ADDRESSES OF SYNDICATE MEMBERS


Commerzbank AG (Kiel Branch)
Holstenstrasse 64
D-24103 Kiel
Federal Republic of Germany
Attention: Mr. Claes
Telex: 292898 CBKD
Telecopy: 49-431-9974-372

Dresdner Bank AG in Hamburg
Jungfernstieg 22
D-20354 Hamburg
Federal Republic of Germany
Attention:     Mr. Eggert
               Mr. Bottcher
Telex: 2157170 DR D
Telecopy: 49-40-3501-3818

Vereins- und Westbank AG
Alter Wall 22
D-20457 Hamburg
Federal Republic of Germany
Attention:     Mr. Kopcke
               Mrs. Mertens
Telex: 215164 VH D
Telecopy: 49-40-3692-3696

Deutsche Schiffsbank AG
Domshof 17
D-28195 Bremen
Federal Republic of Germany
Attention:     Mr. Pieper
               Mr. Onnen
Telex: 244870 DSBR D
Telecopy: 49-421-323539

Norddeutsche Landesbank -Girozentrale
Georgsplatz 1
D-30159 Hannover
Federal Republic of Germany
Attention:     Mr. Hartmann
Telex: 921634 GZH D
Telecopy: 49 511 36 14785


Schedule 1
Page 2 of 2

Deutsche verkehrs-Bank AG
(Hamburg Branch)
Filiale Hamburg
Ballindamm 6
D-20095 Hamburg
Federal Republic of Germany
Attention:     Mr. Spincke
Telex: 402077 DVB
Telecopy: 49-40-308004-12

Banque Internationale a
Luxembourg S.A.
2 Boulevard Royal
L-2953 Luxembourg
Attention: Mr. Jean Pierre Vernier
Telex: 3326 BIL LU
Telecopy: 35-2-4590-2010